UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE TRADE DESK, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER FROM THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

To our stockholders:

As directors and Class A stockholders, we are proud of The Trade Desk’s exceptional marketplace performance. We operate in an industry that has challenged many and are proud of our track record and the returns we have provided to stockholders since becoming a public company in 2016. Our ad tech platform empowers advertisers to make data-driven decisions to determine the most compelling content and support the most effective channels and strategies to help them reach their target audiences.

We have outperformed other ad-tech enterprises during our tenure with a unique approach and dedication to our customers. This is in large part attributable to the foresight, vision and grit of our founder, Jeff Green. Jeff has repeatedly seen around industry corners, ahead of the pack and well before the paths to success were obvious. While the company excels thanks to the efforts of all our talented employees, we believe Jeff has demonstrated an unmatched ability to anticipate and adapt to shifts in the industry’s landscape and to steer the company toward promising opportunities. We believe this kind of adept leadership is critically important as AI completely reshapes the industry landscape.

Jeff is a visionary leader who attracts high-performing individuals and valuable clients to the company. We would not enjoy the enviable industry position we hold today without our strong team, powerful products, effective customer service and especially our founder’s vision and agility to drive our strategies forward.

While the future is always uncertain, we believe our continued ability to outpace even our much larger competitors depends not only on the strength of the team, but in particular, on Jeff’s leadership. His depth of industry expertise, foresight and agility to act quickly and decisively to changing industry conditions, technological advances, regulatory changes and opportunities has enabled The Trade Desk to forge the leadership position it now enjoys in the ad tech space.

We offer this letter and attached proxy statement as context for the ask we have of you to retain our current dual class capitalization structure. In 2020, when faced with the uncertainty around termination of that structure, our board of directors and stockholders approved an amendment to extend the terms so that Jeff could continue to have advantaged voting for an incremental five years. Since then, and under his leadership as the company’s Chief Executive Officer, President and Chairman, The Trade Desk has accelerated its impressive trajectory of industry success and outperformance.

To be specific, since the 2020 dual class extension, the company delivered strong returns to stockholders while facing fierce headwinds from much larger competitors. While The Trade Desk’s share price stumbled in early 2025, the team’s unfettered, quick and decisive action propelled the company and the stock to rebound faster than any industry forecasts, demonstrating the zeal with which the team tackles challenges. This relentless drive to excel was evident throughout the extension period, as we launched industry-leading products and updates, meaningful new partnerships and a flurry of AI-powered innovations, most recently at Cannes Lions. Furthermore, we have demonstrated our alignment with our long-term stockholders by repurchasing $1.3 billion of our shares from February 2023 through March 31, 2025.

In light of that record, the board of directors has periodically considered the implication of both the termination and the continuation of our dual class structure. After evaluating the industry landscape and various scenarios, we concluded that it is in the best interest of all of our stockholders to stay the course that has served us so well to date by again asking to keep the Class A and B structure in place.

Recognizing the complexity of the issue and its importance to the company and our stockholders, the board of directors established a special committee of independent directors to evaluate potential modifications to the Class A and B structure and to recommend the best path forward. In that spirit, the full board resolved, and separately, Mr. Green committed to proceed with the recommendation of this committee.

With a thorough process and the assistance of both legal/corporate governance and financial advisors, the committee proposed the amendment detailed in this proxy statement. In short, if the amendment to the company’s current articles of incorporation is approved, the dual class structure will remain in place for an additional ten years, through December 22, 2035. We believe this extension will enable the company to nimbly execute its strategic plans through the market’s gyrations, while making decisions and investments for the long haul, regardless of potential short-term impact, and always in the best interest of the company and its stockholders.

We thank you and appreciate your continued support.

The Special Committee of the Board of Directors of The Trade Desk, Inc.

Lise Buyer

Andy Cunningham

Alex Kayyal

The Trade Desk, Inc.

42 N. Chestnut Street

Ventura, California 93001

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held [ ● ], 2025

To our stockholders:

You are cordially invited to attend a special meeting of stockholders (as it may be adjourned, continued or postponed from time to time, the “Special Meeting”) of The Trade Desk, Inc. (the “Company,” “The Trade Desk,” “we” or “our”) to be held virtually on [ ● ], 2025, at [ ● ] Pacific Time. You can attend the Special Meeting via the Internet, vote your shares electronically and submit your questions during the Special Meeting, by visiting www.virtualshareholdermeeting.com/TTD2025SM (there is no physical location for the Special Meeting). You will need to have your 16-Digit Control Number included on your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card (if you received a printed copy of the proxy materials) or on the instructions that accompanied your proxy materials to join the Special Meeting.

We are holding the Special Meeting for the following purposes:

1.

To approve the amendment and restatement of the Current Articles (as defined in Proposal One) to change the date all of our shares of Class B common stock will automatically convert into Class A common stock and to waive jury trials for internal actions in conformity with recent Nevada law updates;

2.	To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One; and

3.	To transact such other business as may properly come before the Special Meeting.

If you owned our Class A common stock or Class B common stock at the close of business on July 21, 2025, you may attend and vote at the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for review during our regular business hours at our headquarters in Ventura, California for a period of ten days ending on the day prior to the Special Meeting for any purpose related to the Special Meeting. On or about [ ● ], 2025, we expect to mail to our stockholders the Notice containing instructions on how to access our proxy statement for the Special Meeting (the “Proxy Statement”). The Proxy Statement can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.

Your vote is important. Whether or not you plan to attend the Special Meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. You may also submit your proxy card or voting instruction card for the Special Meeting by completing, signing, dating and returning your proxy card or voting instruction card in the envelope provided. Any stockholder of record attending the Special Meeting may vote during the Special Meeting, even if you have already returned a proxy card or voting instruction card.

Thank you for your ongoing support of The Trade Desk.

Sincerely,

Jeff T. Green
Chairman and Chief Executive Officer

Ventura, California

[ ● ], 2025

YOUR VOTE IS IMPORTANT

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

THE TRADE DESK, INC.

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE PROXY MATERIALS AND VOTING YOUR SHARES	1
PROPOSAL ONE: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CURRENT ARTICLES TO CHANGE THE DATE ALL OF OUR SHARES OF CLASS B COMMON STOCK WILL AUTOMATICALLY CONVERT INTO CLASS A COMMON STOCK AND TO WAIVE JURY TRIALS FOR INTERNAL ACTIONS IN CONFORMITY WITH RECENT NEVADA LAW UPDATES	8
PROPOSAL TWO: APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL ONE	23
OWNERSHIP OF THE TRADE DESK, INC. COMMON STOCK	24
ADDITIONAL INFORMATION	27
APPENDIX A-1: AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE TRADE DESK, INC.	A-1-1
APPENDIX A-2: MARKED COPY OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE TRADE DESK, INC.	A-2-1
APPENDIX B-1: AMENDED AND RESTATED BYLAWS OF THE TRADE DESK, INC.	B-1-i
APPENDIX B-2: MARKED COPY OF AMENDED AND RESTATED BYLAWS OF THE TRADE DESK, INC.	B-2-i

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

THE TRADE DESK, INC.

GENERAL INFORMATION

The board of directors of The Trade Desk, Inc. is soliciting proxies for a special meeting of stockholders (as it may be adjourned, continued or postponed from time to time, the “Special Meeting”) to be held on [ ● ], 2025, at [ ● ] Pacific Time. The Special Meeting will be held entirely via the Internet. Stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/TTD2025SM. To vote at the Special Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card or on the instructions that accompanied your proxy materials.

The Notice containing instructions on how to access our proxy statement for the Special Meeting (the “Proxy Statement”) is first being mailed on or about [ ● ], 2025, to stockholders entitled to vote at the Special Meeting. We also made these materials available on our website at www.thetradedesk.com under the heading “Investors” on or about [ ● ], 2025. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully. Unless the context requires otherwise, the words “The Trade Desk,” “we,” “the Company,” “us,” and “our” refer to The Trade Desk, Inc.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING,

THE PROXY MATERIALS AND VOTING YOUR SHARES

WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

We have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet. The Notice is being provided in accordance with Securities and Exchange Commission (“SEC”) rules and contains instructions on how to access our proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual and special meetings of stockholders.

WHAT ITEMS WILL BE VOTED ON AT THE SPECIAL MEETING?

There are two items that will be voted on at the Special Meeting:

1.

To approve the amendment and restatement of the Current Articles to change the date all of our shares of Class B common stock will automatically convert into Class A common stock and to waive jury trials for internal actions in conformity with recent Nevada law updates; and

2.	To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One.

WHAT ARE OUR BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?

Our board of directors unanimously recommends that you vote your shares as follows:

1.

“FOR” the approval of the amendment and restatement of the Current Articles to change the date all of our shares of Class B common stock will automatically convert into Class A common stock and to waive jury trials for internal actions in conformity with recent Nevada law updates; and

2.

“FOR” the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One.

WHAT IS A PROXY?

Our board of directors is soliciting your vote at the Special Meeting. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy, that designation also is called a “proxy” or, if in a written document, a “proxy card.” Laura Schenkein and Jay Grant have been designated as proxies for the Special Meeting with power of substitution and resubstitution.

WHO CAN VOTE AT THE SPECIAL MEETING?

Only holders of record of our Class A common stock and Class B common stock at the close of business on July 21, 2025 (the “Record Date”) will be entitled to vote at the Special Meeting. The Record Date was established by our board of directors. Stockholders of record at the close of business on the Record Date are entitled to:

•	Receive notice of the Special Meeting; and

•	Vote at the Special Meeting.

On the Record Date, there were [ ● ] shares of our Class A common stock outstanding and [ ● ] shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B common stock is entitled to ten votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.”

IS MY VOTE CONFIDENTIAL?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either among our employees or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A “STOCKHOLDER OF RECORD” AND HOLDING SHARES AS “BENEFICIAL OWNER” (OR IN “STREET NAME”)?

Most stockholders are considered “beneficial owners” of their shares, that is, they hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially or in “street name.”

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares, and we are sending the Notice directly to you to access proxy materials. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and proxy materials are being forwarded to you by your broker, bank or other nominee (who is considered the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank or other nominee. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Special Meeting unless you request, complete and deliver the proper documentation provided by your broker, bank or other nominee that properly designates and appoints you to vote at the Special Meeting.

WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

If you are a stockholder of record, you can vote your shares using the following methods:

By Internet: Until 11:59 p.m. Eastern Time on [ ● ], 2025, you can vote via the Internet by visiting the website noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

By Telephone: Until 11:59 p.m. Eastern Time on [ ● ], 2025, you can also vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

By Mail: You can vote your shares by completing, signing, dating and returning the proxy card enclosed with the proxy materials that are provided in printed form.

During the Special Meeting: You can vote and submit questions during the Special Meeting by attending the virtual meeting at www.virtualshareholdermeeting.com/TTD2025SM. Please have your Notice or proxy card in hand when you visit the website.

Beneficial owners must follow the directions provided by their broker, bank or other nominee in order to direct such broker, bank or other nominee as to how to vote their shares. Beneficial owners may vote by telephone or the Internet if their brokers, banks or other nominees make those methods available, by following the instructions provided to them with the proxy materials. Beneficial owners may vote during the Special Meeting only after requesting, completing and delivering the proper documentation provided by the broker, bank or other nominee.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

The holders of a majority of the voting power of all of our issued and outstanding shares of common stock entitled to vote, including both Class A common stock and Class B common stock, as of the Record Date must be present at the Special Meeting or represented by proxy for the transaction of business at the Special Meeting. This is called a quorum.

Your shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present at the Special Meeting; or

•	Have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

Abstentions are counted for purposes of determining whether a quorum is present. We do not expect there to be any broker non-votes at the Special Meeting, because we believe that under applicable rules both Proposal One and Proposal Two are considered non-routine matters. However, if broker non-votes do occur, they would be counted for purposes of determining whether a quorum is present. If there is not a quorum, the Special Meeting may be adjourned until such time as a sufficient number of shares are present or represented by proxy.

HOW ARE ABSTENTIONS COUNTED?

You may choose to abstain or refrain from voting your shares on one or more issues presented for a vote at the Special Meeting. However, for purposes of determining the presence of a quorum, abstentions are counted as present. For the purpose of determining whether the stockholders have approved Proposal One, abstentions will count as a vote “AGAINST” such proposal; however, because abstentions will not be counted as “votes cast” in connection with Proposal Two, abstentions will have no effect on the vote on such proposal.

WHAT IF A STOCKHOLDER DOES NOT PROVIDE A PROXY OR, IF A PROXY IS RETURNED, IT DOES NOT SPECIFY A CHOICE FOR ONE OR MORE ISSUES?

You should specify your choice for each issue to be voted upon at the Special Meeting. If no proxy is returned or if a proxy is signed and returned but no specific instructions are given on one or more of the issues to be voted upon at that Special Meeting, the following will occur in accordance with applicable rules, laws and regulations:

Stockholders of Record. If you are a stockholder of record and you do not return a proxy and you do not vote at the Special Meeting, your shares will not be voted at the Special Meeting, and if you are not present at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum exists for the Special Meeting. If you do return a proxy via the Internet, telephone or mail, but you fail to specify how your shares should be voted on one or more proposals to be voted upon at the Special Meeting, then to the extent you did not specify a choice, your shares will be voted: (i) FOR Proposal One, the approval of the amendment and restatement of the Current Articles and to waive jury trials for internal actions in conformity with recent Nevada law updates, and (ii) FOR Proposal Two, the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One.

Beneficial Owners. If you are a beneficial owner and (i) you do not provide your broker, bank or other nominee who holds your shares with voting instructions, or (ii) you do provide a voting instruction card but you fail to specify your voting instructions on one or more of the proposals to be voted upon at the Special Meeting, under applicable rules, your broker, bank or other nominee may exercise discretionary authority to vote your shares on routine proposals but may not vote your shares on non-routine proposals.

We believe that under applicable rules both Proposal One: Approval of the Amendment and Restatement of the Current Articles and to Waive Jury Trials for Internal Actions in Conformity With Recent Nevada Law Updates and Proposal Two: Approval of One or More Adjournments of the Special Meeting, if Necessary, to Solicit Additional Proxies if There Are Insufficient Votes at the Time of the Special Meeting to Approve Proposal One are considered non-routine matters under applicable rules. Accordingly, brokers, banks or other nominees cannot vote on these proposals without instruction from beneficial owners.

WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal One—Approval of the amendment and restatement of the Current Articles to change the date all of our shares of Class B common stock will automatically convert into Class A common stock and to waive jury trials for internal actions in conformity with recent Nevada law updates	To be approved by our stockholders, a majority of the voting power of the shares outstanding and entitled to vote must vote “FOR” this proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

Proposal Two—Approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal One	As set forth in our bylaws, to be approved by our stockholders, a majority of the votes cast at the Special Meeting or by proxy must vote “FOR” this proposal. Abstentions and broker non-votes, if any, will not affect the outcome of the vote.

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the Special Meeting and voting during the Special Meeting. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked. Beneficial owners should follow the directions provided by their broker, bank or other nominee in order to revoke previously provided voting instructions.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are registered differently or you have multiple accounts. Please vote all of these shares separately to ensure all of the shares you hold are voted.

HOW CAN STOCKHOLDERS SUBMIT A PROPOSAL FOR INCLUSION IN OUR PROXY STATEMENT FOR THE 2026 ANNUAL MEETING?

To be included in our proxy statement for the 2026 annual meeting, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be received by our Secretary at our principal executive offices no later than December 10, 2025, which is one hundred twenty (120) calendar days before the one-year anniversary of the date on which we first released the proxy statement to stockholders in connection with our 2025 annual meeting. In connection with the 2026 annual meeting, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

HOW CAN STOCKHOLDERS SUBMIT PROPOSALS TO BE RAISED AT THE 2026 ANNUAL MEETING THAT WILL NOT BE INCLUDED IN OUR PROXY STATEMENT FOR THE 2026 ANNUAL MEETING?

To be raised at the 2026 annual meeting, stockholder proposals must comply with our bylaws. Under our bylaws, a stockholder must give advance notice to our Secretary of any business, including nominations of candidates for election as directors to our board of directors, that the stockholder wishes to raise at our annual meeting. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. Since our 2025 annual meeting was on May 27, 2025, stockholder proposals must be received by our Secretary at our principal executive offices no earlier than January 27, 2026 and no later than February 26, 2026, in order to be raised at our 2026 annual meeting.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

WHAT IF THE DATE OF THE 2026 ANNUAL MEETING CHANGES BY MORE THAN 30 DAYS FROM THE ANNIVERSARY OF THE 2025 ANNUAL MEETING?

Under Rule 14a-8 of the Exchange Act, if the date of the 2026 annual meeting changes by more than 30 days from the anniversary of the 2025 annual meeting, to be included in our proxy statement, stockholder proposals must be received by us within a reasonable time before our solicitation is made.

Under our bylaws, if the date of the 2026 annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the 2025 annual meeting, stockholder proposals to be brought before the 2026 annual meeting must be delivered, or mailed and received, not earlier than the hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

DOES A STOCKHOLDER PROPOSAL REQUIRE SPECIFIC INFORMATION?

With respect to a stockholder’s nomination of a candidate for our board of directors, the stockholder notice to the Secretary must contain certain information as set forth in our bylaws about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business and the reasons for conducting such business at the meeting, as well as certain other information as set forth in our bylaws. If you wish to bring a stockholder proposal or nominate a candidate for director, you are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of our bylaws is available via the website of the SEC at www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

WHAT HAPPENS IF WE RECEIVE A STOCKHOLDER PROPOSAL THAT IS NOT IN COMPLIANCE WITH THE TIME FRAMES DESCRIBED ABOVE?

If we receive notice of a matter to come before the 2026 annual meeting that is not in accordance with the deadlines described above, we will use our discretion in determining whether or not to bring such matter before such meeting. If such matter is brought before such meeting, then our proxy card for such meeting will confer upon our proxy holders discretionary authority to vote on such matter.

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE SPECIAL MEETING?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Laura Schenkein and Jay Grant, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting, with power of substitution and resubstitution.

WHO BEARS THE COST OF THIS SOLICITATION?

We pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition, we may reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. In accordance with these rules, only one proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Stockholders who currently receive multiple copies of the proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, at their address and would like to request “householding” of their communications should contact their broker if they are beneficial owners or direct their request to Broadridge at the contact information below if they are record holders.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, please notify your broker, if you are a beneficial owner or, if you are a record holder, direct your written request to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095.

If requested, we will also promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, to any stockholder residing at an address to which only one copy was mailed.

WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting, which will be available on our website.

PROPOSAL ONE:

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CURRENT ARTICLES TO CHANGE THE DATE ALL OF OUR SHARES OF CLASS B COMMON STOCK WILL AUTOMATICALLY CONVERT INTO CLASS A COMMON STOCK AND TO WAIVE JURY TRIALS FOR INTERNAL ACTIONS IN CONFORMITY WITH RECENT NEVADA LAW UPDATES

Our board of directors, upon receiving the unanimous recommendation of a special committee of the board of directors composed solely of independent directors (the “Committee”), has determined that it is advisable and in our best interests, and in the best interests of our stockholders, to amend and restate our articles of incorporation as currently in effect (the “Current Articles”) to change the date all of our shares of Class B common stock will automatically convert into Class A common stock. Following recent amendments to the Nevada Revised Statutes (the “NRS”) that became effective May 30, 2025, our board of directors has also determined to amend the Current Articles to provide for a waiver of the right to trial by jury for all “internal actions” (as defined in NRS 78.046) and clarify that the Company may from time to time change its registered agent and registered office within the State of Nevada in the manner provided by law.

Our board of directors unanimously recommends that the stockholders vote in favor of this proposal, which requires an amendment to the definition of “Final Conversion Date” in Article V of our Current Articles, the creation of a new Article XII and a clarification in Article II of our Current Articles. A copy of the full text of the amended and restated articles of incorporation (the “New Articles”) is included as Appendix A-1 to this Proxy Statement. We call the proposed amendment and restatement of the Current Articles and the approval and adoption of the New Articles, as more fully described in this Proposal One, the “Articles Amendment.”

Summary

Current Articles

The Current Articles provide that each issued share of our Class B common stock will convert automatically into one share of our Class A common stock at 5:00 p.m. (New York time) on the first trading day falling on or after the earliest of (the “Triggering Events”): (i) December 22, 2025 (the “Current Sunset Trigger”); (ii) the date and time as determined by our board of directors following the first date on which Mr. Green is serving in none of the following roles: our Chief Executive Officer, our President or Chairman of our board of directors (the “Separation Trigger”); or (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of our Class B common stock provided in a notice to the Company of the desire to effect such conversion (the “Class B Notice Trigger”).

By default under Nevada law, the Current Articles permit trial by jury for all “internal actions” (as defined in NRS 78.046), meaning, as currently in effect, any action, suit or proceeding: (i) brought in the name or right of the corporation or on its behalf, including, without limitation, any action subject to NRS 41.520; (ii) for or based upon any breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation in such capacity; or (iii) arising pursuant to, or to interpret, apply, enforce or determine the validity of, any provision of NRS Title 7, the articles of incorporation, the bylaws or any agreement entered into pursuant to NRS 78.365 to which the corporation is a party or a stated beneficiary thereof.

New Articles

Like the Current Articles, the New Articles provide for the automatic conversion of all issued shares of our Class B common stock into an equal number of shares of our Class A common stock upon the occurrence of three certain specified events, including the Separation Trigger and the Class B Notice Trigger, both of which remain unchanged. Under the New Articles, however, the Current Sunset Trigger has been adjusted to December 22, 2035 (the “New Sunset Trigger”).

More specifically, the New Articles provide that each issued share of our Class B common stock will convert automatically into one share of our Class A common stock at 5:00 p.m. (New York time) on the first trading day falling on or after the earliest of: (a) the New Sunset Trigger; (b) the date and time as determined by our board of directors following the Separation Trigger; or (c) the Class B Notice Trigger.

The date of the New Sunset Trigger in the New Articles is the ten-year anniversary of the Current Sunset Trigger.

The New Articles also provide in a new Article XII that to the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction before the presiding judge as a trier of fact and not before a jury. This Article XII would operate as a waiver of the right to trial by jury by each party to any such internal action, as permitted by the NRS amendments that became effective in May 2025. The New Articles also clarify that the Company may from time to time change its registered agent and registered office within the State of Nevada in the manner provided by law.

If the New Articles are adopted by the required vote of our stockholders, we intend to file the New Articles with the Nevada Secretary of State. The New Articles will be effective immediately upon filing in the office of the Nevada Secretary of State. Our board of directors reserves the right to abandon or delay the filing of the New Articles even if they are approved by our stockholders.

Text of the Amendment to Our Current Articles

We propose to amend and restate the definition of “Final Conversion Date” in Article V of our Current Articles to read as follows:

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest of: (i) December 22, 2035; (ii) such date and time as determined by the Board of Directors following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

We propose to add a new Article XII to read as follows:

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction before the presiding judge as a trier of fact and not before a jury. This Article XII shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

We propose to add a new clarifying sentence in Article II of our Current Articles to read as follows:

The Corporation may from time to time change the registered agent and registered office within the State of Nevada in the manner provided by law.

A copy of the full text of the New Articles is included as Appendix A-1 to this Proxy Statement. A copy of the New Articles showing the changes from the Current Articles, with deleted text shown in strikethrough and added text shown as double-underlined, is included as Appendix A-2 to this Proxy Statement.

Background of the Proposal

General

Our board of directors and management regularly discuss and review the terms of the Company’s governance documents and structure as part of their ongoing oversight, direction and management of the Company’s business. As the Company continues to experience success in the face of transformation in the business and industry—including introduction of new technologies, evolving consumer behaviors, shifting regulatory frameworks, competitive pressures and economic factors—one area of evaluation is how the Company’s dual class capitalization structure has facilitated the Company’s pursuit of long-term strategies and vision.

Since the company was founded in 2009, our visionary founder and Chief Executive Officer, Jeff Green, and The Trade Desk team have made bold, strategic decisions and long-term investments to help shape the future of advertising, rather than simply react to it. From day one, despite skepticism from digital ad industry experts that an independent demand-side platform (“DSP”) could succeed after so many others had failed, Mr. Green and The Trade Desk team maintained a core belief that there could be a profitable, independent DSP at scale. From 2009 to 2016, the Company took relatively little venture capital or outside investments in order to maintain autonomy and build the foundation for the “open internet,” an internet not controlled by a select few dominant companies. Led by Mr. Green, the Company went public in 2016, anchored by a firm belief that objectivity and the ability to focus long term are some of our greatest advantages.

In 2020, when faced with the uncertainty around termination of our dual class structure that was then tied to a threshold percentage of shares of Class B common outstanding stock relative to overall outstanding shares of common stock, our board of directors extensively assessed the impact to the Company in having Mr. Green lose his significant voting power over our capital stock. After months of evaluation and discussion, an amended dual class structure intended to facilitate Mr. Green’s continuing voting rights and power for another five years—through December 22, 2025, so long as he continued to serve the Company as its Chief Executive Officer, President or Chairman of the board of directors—was approved. These amended terms of our dual class structure were effected following unanimous approval by a special committee of independent directors and approval by approximately 52.0% of the outstanding shares held by our disinterested stockholders, on a fully informed basis.

Since December 22, 2020, Mr. Green has continued to serve as our Chief Executive Officer, President and Chairman. Under Mr. Green’s leadership, The Trade Desk has enjoyed remarkable successes and distinctive milestones:

•	From the year ended December 31, 2020 to the year ended December 31, 2024, we have experienced continued growth while driving increased profitability:

o	Revenue has grown at an annualized 31%, from $836.0 million to $2.4 billion.

o	Net income has grown at an annualized 13%, from $242.3 million to $393.1 million.

•	The Trade Desk was added to the Nasdaq-100 Index in July 2023.

•	We enjoy customer retention rates of over 95% and have enabled billions of dollars in payments to publishers and content providers in the ad ecosystem worldwide.

•

We made a strategic decision to develop a new, open-source identity framework called Unified ID 2.0 (“UID2”), which we continue to enhance. UID2 aims to preserve the value of relevant advertising on the “open internet” without reliance on third-party cookies, and we introduced UID2 for broad, free adoption as opposed to seeking to monetize it as a proprietary solution. Unlike cookies, UID2 was developed to work across all advertising channels, including the fast-growing channels like connected television (“CTV”). As a result, we believe UID2 is more fit-for-purpose for today’s cross-channel marketers. UID2 was built to benefit the entire advertising ecosystem: advertisers benefit from more relevant ad impressions; publishers can optimize the value of their content by providing greater addressability; consumers are provided with more transparency and greater control of their user experience by being offered an opt-out function; and data partners can create more durable audience segments for targeting and measurement. As we have seen an ever-increasing focus on privacy, this holistic approach to targeting and measuring has offered our clients greater precision and more efficient advertising across digital channels. In addition to benefiting the broader advertising technology ecosystem, our investment in identity solutions and forward-thinking UID2 strategy also allowed us to stay ahead of the curve to weather industry-wide uncertainty with minimal disruption, while other parties were hindered by changes in Apple’s IDFA in 2022 and ongoing lack of clarity around the future of third-party cookies over the past several years.

•

We turned off Google’s “Open Bidding” offering in our platform and launched OpenPath, an offering designed to give clients access to quality inventory through a simplified, direct connection to publishers. In an era of opaque and harmful privileges of “walled garden” inventory providers—i.e., large and powerful technology companies that eschew the competitive and transparent model of the open internet and instead sell their inventory directly to advertisers in a closed, controlled system, often providing advertisers with limited visibility, access and control over their own data—a healthy open internet is more important than ever, and there OpenPath is helping remove inefficiencies that are often present in the programmatic supply chain for digital advertising. In addition to securing greater access to premium inventory for our clients, the overall advertising ecosystem improves when publishers, including those in struggling sectors, are able to receive sustainable amounts for their inventory without intervening partners extracting more value than they add.

•

We have continually made improvements to our platform, including the launch of Solimar, our previous major upgrade of our trading platform designed around the power of first-party data and the ability to drive greater precision in digital marketing campaigns and more recently, Kokai, our largest core platform improvement to date. With advances in AI infused across the platform, Kokai helps marketers optimize ad campaigns across all channels by focusing on audiences first—using data about their most loyal customers to find and build new customer relationships. With Mr. Green’s vision for Kokai, we are helping programmatic traders rethink how they approach digital ad campaigns, optimizing the value of their campaign dollars.

•

Even more recently, we have introduced OpenPass, a free single sign-on tool to help publishers utilize or improve authentication, without having to rely upon a single sign-on from “walled gardens,” all while giving consumers an easier way to access the open web in a streamlined manner.

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We have made a number of strategic investments in promising advertising technology companies that are focused on the “open internet” to drive innovation and standards across the advertising ecosystem. In addition to strategic investments, we have also acquired innovative companies that are complementary to our core business and mission to set new standards across the advertising ecosystem for expanding global reach, enhanced accuracy and increased transparency.

•

We have continued our global expansion, particularly within Europe and Asia, as we secure key strategic partnerships and deepen our relationships with our clients that serve advertisers on a global basis.

Given this continued success, our board of directors has from time to time evaluated a potential further amendment or extension of our dual class structure. In September 2023, our board of directors formed a committee of the board to consider a potential amendment or extension. Between November 2023 and May 2024, that committee and Mr. Green engaged in preliminary discussions of such an amendment or extension, but those discussions ultimately concluded without reaching agreement and the committee was dissolved. Most recently, in January 2025, our board of directors again discussed the possible termination of our dual class structure on December 22, 2025 and formed and tasked an independent committee of our board of directors (discussed below) to revisit an amendment or extension of our dual class structure. In light of the long-term and strategically oriented achievements that have resulted from Mr. Green’s leadership under a dual class structure, our board of directors has considered how such achievements may not have been possible, and similar future achievements may not be feasible, if Mr. Green and the Company were pressured to manage quarter to quarter. The dual class structure has protected the Company’s ability to invest boldly and stay focused on the future, not just the next earnings report. Looking ahead, we believe our dual class structure is more important than ever, as our board of directors and management recognize the advertising industry is at a critical juncture:

•

We compete with entrenched and emerging industry participants, such as Google, Amazon and others that have significantly more financial, technical, marketing and other resources than we have. With their extensive user data, advanced targeting capabilities, vast resources and dominant market presence, companies such as these exert massive influence and control in the advertising ecosystem.

•

Even when dominant market presence or massive influence has been questioned or challenged, it remains to be seen how the industry landscape may be affected. For example, investigations into and litigation concerning the monopolization of certain advertising technology markets, anticompetitive behavior and exclusionary conduct have led to great speculation as to the future of the advertising technology industry and opportunities for business expansion in the coming years. Though a U.S. federal judge ruled in April 2025 that Google holds an illegal monopoly in online advertising technology, we anticipate a lengthy appeals process and years of conjecture as to whether Google may be mandated or will voluntarily elect to divest portions of its advertising business following the outcome of pending antitrust litigation. Further, speculation of increased scrutiny and regulation of digital advertising practices may require changes in industry standards and compliance requirements. These uncertainties can affect investment decisions, innovation and strategic planning for companies in the digital advertising industry, as they navigate potential shifts in market dynamics and legal constraints.

•

In an advertising ecosystem where “walled garden” inventory providers have historically captured the majority of digital advertising dollars despite their transparency and objectivity issues, our continued success in the “open internet” area of the ecosystem depends in part, upon obtaining and maintaining access to high-quality inventory. and reducing inefficiencies in the supply chain for advertising inventory. Under Mr. Green’s leadership, we have made significant strides in this area. In addition to developing and launching OpenPath to directly address access to quality inventory and supply chain inefficiencies, we recently acquired Sincera and announced OpenSincera, a new application that provides the ad tech ecosystem with Sincera’s rich advertising metadata to reveal deeper insights on advertising quality and health of the digital advertising supply chain. By providing OpenSincera free of charge to all participants across the entire advertising industry, we are making Sincera’s rich and unique digital advertising data more widely available to the industry than ever before. We also recently announced Ventura, our streaming TV operating system, to help drive a cleaner supply chain for streaming TV advertising by minimizing supply chain hops and costs. These strategic decisions illustrate the importance of remaining agile and responsive to industry and competitive developments. However, we remain in the early stages of a time of great uncertainty, with the ecosystem having reached a tipping point in which we have seen the “open internet” begin capturing the majority of digital advertising dollars.

•

Although we are proud of our accomplishments to date, including our recent OpenSincera and Ventura efforts, we will need to continue to further build upon and invest in these and other initiatives and will need to retain operational flexibility in order to make decisions that advance the Company’s competitive position and the advertising ecosystem generally. In addition to competitive, regulatory and marketplace uncertainties in the ecosystem, we also anticipate that evolution of the use of AI in digital advertising may create unknown or unforeseen challenges and further ecosystem uncertainty.

Our strategic advantage has time and again been Mr. Green’s ability to see around corners to make bold long-term strategic decisions, including those that benefit the broader advertising ecosystem, along with our ability to be nimble and react quickly to market developments. We believe the next several years will be critical as advertisers continue to seek viable alternatives to “walled gardens”—alternatives that can operate at scale, across advertising channels.

Just as we focus on building a trusted platform for our advertising customers, we are also determined to build trust with our stockholders. Our early success since our initial public offering, based on our long-term vision, has enabled the Company to deliver strong returns for stockholders. We believe our long-term strategic approach, including supporting Mr. Green’s vision for the future of our business, has delivered consistent performance and sustainable stockholder returns. While we cannot control the uncertainty created by our competitive and regulatory landscape continuing to evolve, we can consider corporate governance measures that enable bold action, long-term focus and stability for decision-making within our organization to further the best interests of the Company and our stockholders. In turn, our board of directors determined it is in the best interests of the Company and our stockholders to evaluate an extension of the terms of our dual class structure as a way to facilitate stability and support for long-term plans.

The Board of Directors’ Evaluation of the Articles Amendment

At a meeting held on January 30, 2025, our board of directors, Chief Financial Officer, Chief Legal Officer and Vice President of Investor Relations and representatives of Latham & Watkins LLP (“Latham”), counsel to the Company, met to discuss a number of matters, including the Company’s dual class structure. The Latham representatives reviewed the Company’s dual class structure and discussed with our board of directors fiduciary considerations relevant to how a board of directors might evaluate such structure. Our board of directors discussed the means of implementing a change to the Company’s dual class structure and the importance of exploring a possible extension of the current dual class structure. With the assistance and advice of Latham, our board of directors determined to evaluate the independence and disinterestedness of potential special committee members. On February 28, 2025, our board of directors resolved to form the Committee, as discussed further below, and to give the Committee the authority to, among other things, consider proposals relating to a Potential Action (as defined below).

Formation of the Special Committee

Following the January 30, 2025 meeting, our board of directors unanimously adopted resolutions on February 28, 2025 in furtherance of evaluating the potential extension of the Company’s dual class structure (the “Potential Action”). Specifically, our board of directors: (a) established the Committee; (b) determined that each of Lise Buyer, Andrea L. Cunningham and Alex Kayyal was independent and disinterested with respect to the Potential Action based, in part, on disclosure by members of the board of directors of facts that might impact the board’s consideration of potential members of a special committee and questionnaires that Latham reviewed, and appointed each of such directors to the Committee; and (c) delegated to the Committee the full power and authority of our board of directors to, among other things, (i) review and evaluate the advisability of the Potential Action, (ii) identify, review and evaluate alternatives to the Potential Action, (iii) recommend, reject or seek to modify the terms of the Potential Action, (iv) negotiate (if the Committee considered it advisable or appropriate) the structure, form, terms and conditions of the Potential Action and the form, terms and conditions of any definitive agreements or any amendments to the Company’s governing documents, (v) engage and obtain any necessary or desirable advice, assistance and opinions from financial advisors or other advisors, consultants and agents selected by the Committee, (vi) recommend to the full board of directors what action, if any, should be taken by the Company with respect to the Potential Action, and (vii) appoint one of its members as Chair of the Committee.

Our board of directors also resolved not to propose or recommend the Potential Action for approval by the Company’s stockholders, or otherwise approve the Potential Action, without the Committee’s prior favorable recommendation of the Potential Action.

Independence of Special Committee Members

Our board of directors, with the assistance and advice of Latham, assessed the interests and relationships that the members of the Committee may have that might be viewed as relevant to the independence and disinterestedness of the Committee members and determined that each of the Committee members was disinterested and independent with respect to any Potential Action. See “The Special Committee Process” below for additional discussion regarding the independence of the Committee members.

Independent Advisors

The Committee spoke to select potential Nevada counsels regarding the potential representation of the Committee and, after due consideration, selected Brownstein Hyatt Farber Schreck, LLP (“Brownstein”) to serve as the Committee’s independent legal advisor, based upon Brownstein’s substantial experience in Nevada corporate law and advising on complex governance actions and the absence of any actual or potential conflicts of interest. The Committee and Brownstein agreed to customary terms of engagement and representation.

The Committee selected Tidal Partners LLC (“Tidal Partners”) to serve as its independent financial advisor, based upon Tidal Partners’ significant experience working with special committees on unique and complex matters and the absence of any actual or potential conflicts of interest with respect to a potential engagement. Pursuant to Tidal Partners’ engagement letter, the Company agreed to pay Tidal Partners, an up-front fee of $1,500,000 and an additional $1,500,000 fee payable (a) if the Committee recommends that our board of directors not take any action with respect to a Potential Action, upon such recommendation, or (b) if the Committee recommends that our board of directors take action with respect to a Potential Action, upon the earlier of (i) the completion of the Company’s efforts to implement such Potential Action (whether or not successful) and (ii) eight months from the date of the engagement letter.

The Special Committee Process

On March 6, 2025, the Committee met by video conference, with all of the members of the Committee in attendance. Also in attendance at the request of the Committee were representatives of Latham. The Committee unanimously approved the appointment of Lise Buyer as Chair of the Committee. At the invitation of the Committee, the Latham representatives reviewed a possible extension of the Company’s dual class structure. The Committee discussed being fully empowered and able to determine not to move forward with the Potential Action at any time during the Committee’s evaluation process. The Committee and the Latham representatives reviewed the Company’s corporate history involving the prior dual class extension in 2020. The Committee and the Latham representatives discussed Nevada law and the process to pursue a possible amendment. The Committee and the Latham representatives also discussed the various types of external advisors that could support the Committee’s independent evaluation of the Potential Action, including Nevada counsel and a financial advisor. It was noted that Tidal Partners, one of the advisors previously retained to advise a special committee of the board of directors, is a client of Ms. Cunningham’s advisory business. The Committee directed Ms. Buyer, in her capacity as Chair of the Committee, to begin conversations with potential advisors.

On March 26, 2025, the Committee met by video conference, with all of the members of the Committee in attendance. Also in attendance at the request of the Committee was a representative of Latham. The Committee and the Latham representative discussed the Committee’s process related to the Potential Action, including potential next steps for a possible dual class extension should the Committee determine to move forward with a recommendation as part of its evaluation process. The Committee discussed potential financial advisors to advise the Committee, including Tidal Partners. It was again noted that Tidal Partners is a client of Ms. Cunningham’s advisory business. The Committee agreed that Ms. Buyer and Mr. Kayyal would interview and recommend a financial advisor for the Committee if one was retained, and that Ms. Cunningham would not participate in such discussions. Ms. Buyer also reported to the Committee on her interviews with potential Nevada legal counsel for the Committee. The Committee deliberated on the selection of independent legal counsel and unanimously determined to engage Brownstein based upon their substantial experience in Nevada corporate law and advising on complex governance actions and their having no perceived actual or potential conflicts of interest. Brownstein entered into a formal engagement letter with the Committee on March 27, 2025.

On April 1, 2025, the Committee met by video conference, with all of the members of the Committee and representatives of Brownstein in attendance. Also in attendance at the request of the Committee was a representative of Latham. The Committee reviewed and discussed its process to date. Ms. Buyer also reported to the Committee with respect to her interviews with potential financial advisors for the Committee, including Tidal Partners. The Committee directed the Latham representative to contact Bergeson LLP (“Bergeson”), counsel to Mr. Green, and advise Bergeson that the Committee was prepared to consider a proposal from Mr. Green regarding a Potential Action if he wished to make one.

On April 1, 2025, representatives of Bergeson and Latham held a teleconference to discuss the status of a proposal for a Potential Action from Mr. Green and that the Committee was prepared to receive a proposal from Mr. Green if he wished to make one.

On April 21, 2025, the Committee met by video conference, with all of the members of the Committee in attendance. Also in attendance at the request of the Committee was a representative of Latham. The Committee discussed potential amendments to the Company’s dual class structure and also reviewed, with the assistance of the Latham representative, the preliminary range of potential governance options that could be implemented as part of a package that would include an extension of the Company’s dual class structure. Ms. Buyer reported to the Committee on her interviews with potential financial advisors for the Committee, including Tidal Partners. The Committee deliberated on the selection of independent financial advisors and unanimously determined to engage Tidal Partners based upon their significant experience working with special committees on unique and complex matters and their having no perceived actual or potential conflicts of interest with respect to a potential engagement. Tidal Partners entered into a formal engagement letter with the Committee on April 28, 2025. Ms. Cunningham’s engagement with Tidal Partners is unrelated to this matter and is not material to either Tidal Partners or Ms. Cunningham’s firm.

On May 7, 2025, the Committee received a written proposal from Mr. Green. The May 7, 2025 proposal stated that Mr. Green would not proceed with a Potential Action without the recommendation of the Committee. Mr. Green’s proposal provided for: (1) elimination of the Current Sunset Trigger; (2) modification of the Separation Trigger such that a Triggering Event would occur on the 180th day after (a) our board of directors approves the conversion of the Class B common stock and (b) Mr. Green is no longer serving as (i) our Chief Executive Officer, (ii) our President, (iii) a member of the Company’s management team other than as Chief Executive Officer or President, (iv) a member of our board of directors or (v) a strategic advisor or consultant to the Company, with the approval of our board of directors; provided, in each case, that a Separation Trigger would not occur (and would no longer apply) if Mr. Green had been terminated without cause or resigned for good reason from such office or service; and (3) creation of non-voting shares of Class C common stock to dividend to current holders of Class A common stock and Class B common stock.

On May 12, 2025, the Committee met by video conference, with all of the members of the Committee and representatives of Brownstein and Tidal Partners in attendance. Also in attendance at the request of the Committee were representatives of Latham. The Committee, its advisors and Latham reviewed and discussed Mr. Green’s May 7, 2025 proposal and strategy with respect to a response thereto. Brownstein, Tidal Partners and Latham reviewed a range of governance provisions to consider as part of a counterproposal.

On May 20, 2025, the Committee met by video conference, with all of the members of the Committee and representatives of Brownstein and Tidal Partners in attendance. Also in attendance at the request of the Committee were representatives of Latham. The Committee, its advisors and Latham discussed a draft counterproposal and strategy with respect thereto. Following discussion, the Committee authorized a counterproposal that provided for: (1) extension of the Current Sunset Trigger by seven years to December 22, 2032; (2) a recommendation that our board of directors approve our stockholders voting annually, on a non-binding, advisory basis, on the compensation of our named executive officers (see “Additional Information—Listening to Our Stockholders” below for additional information); and (3) a recommendation that our board of directors amend our bylaws to clarify that our lead independent director may call special meetings of the independent directors of the board (see “Additional Information—Listening to Our Stockholders” below for additional information). The Committee authorized a counterproposal with such terms and instructed counsel to draft a counterproposal for the Committee’s review and signoff.

On May 30, 2025, after receiving approval from the Committee, Brownstein conveyed the Committee’s counterproposal to a representative of Bergeson by email.

On June 6, 2025, the Committee received a written counterproposal from Mr. Green dated as of June 5, 2025. Mr. Green’s counterproposal provided for: (1) extension of the Current Sunset Trigger by ten years to December 22, 2035 and (2) clarification that special meetings of the independent directors of the board would be for discussion purposes only.

On June 7, 2025, representatives of Bergeson and Latham held a teleconference to receive background on Mr. Green’s June 5, 2025 counterproposal. A representative of Bergeson clarified that Mr. Green’s June 5, 2025 counterproposal intended for the non-binding, advisory vote on the compensation of the Company’s named executive officers to remain an annual vote, as originally proposed by the Committee in its May 30 counterproposal (even though the word “annual” was inadvertently omitted from the June 5 counterproposal). A representative of Latham then reported to the Committee and its advisors by email on the clarification.

On June 10, 2025, the Committee met by video conference, with all of the members of the Committee and representatives of Brownstein and Tidal Partners in attendance. Also in attendance at the request of the Committee were representatives of Latham. The Committee, its advisors and Latham discussed Mr. Green’s June 5, 2025 counterproposal. A representative of Latham reported on the June 7, 2025 discussion with a representative of Bergeson. Following discussion, the Committee voted to approve the terms of Mr. Green’s June 5, 2025 counterproposal, with clarification that the non-binding, advisory vote on the compensation of the Company’s named executive officers shall be submitted to stockholders on an annual basis. The Committee and its advisors discussed the drafting of documents, the scheduling of meetings with our board of directors and the timing of a stockholder meeting and related disclosures. The Committee directed Brownstein to deliver a written response of the Committee’s approval to Bergeson.

On June 11, 2025, a representative of Brownstein delivered a communication from the Committee to Bergeson conveying that the Committee would recommend that the Company’s board of directors approve the terms of Mr. Green’s June 5, 2025 counterproposal, with confirmation that the non-binding, advisory vote on the compensation of the Company’s named executive officers shall be submitted to stockholders on an annual basis.

On June 16, 2025, our board of directors met by video conference, with all of the members of the board of directors, except Gokul Rajaram, who was unable to attend the meeting, and representatives of Latham in attendance. Ms. Buyer discussed the Committee’s activities over the last few months, including the details of the proposal to extend the dual class sunset date and to make certain corporate governance changes for the benefit of the Company’s stockholders. Ms. Buyer discussed the Committee’s activities over the last few months, including the details of the proposal to extend the Current Sunset Trigger and to make certain corporate governance changes for the benefit of the Company’s stockholders. Ms. Buyer and a representative of Latham then discussed the proposals exchanged between the Committee and Mr. Green to help our board of directors understand the Committee’s deliberations and process. The Committee members then discussed the Committee’s considerations during their deliberations and reviewed the Committee’s process in general. Our board of directors discussed the benefits that an extension to the Current Sunset Trigger would create for the Company and its stockholders if the dual class structure was extended, including continuing to foster operational flexibility and agility to make business decisions in a rapidly changing and competitive industry, allowing the Company and stockholders to benefit from Mr. Green’s continuing visionary leadership, and allowing innovation and investment for the long term. Following discussion, our board of directors unanimously (except for Mr. Rajaram, who was unable to attend the meeting) determined that it is advisable and in the best interests of the Company and its stockholders to accept and approve the terms of Mr. Green’s June 5, 2025 counterproposal regarding the potential modification of the dual class structure to extend the Current Sunset Trigger from December 22, 2025 to December 22, 2035, including: that our board of directors approve an annual, non-binding, advisory vote of our stockholders on the compensation of our named executive officers; and that our board of directors approve, contingent on approval of the New Articles by the stockholders, an amendment to our bylaws clarifying that our lead independent director may call special meetings of the independent directors of the board, provided that those special meetings be for discussion purposes only.

On July 10, 2025, our board of directors unanimously adopted resolutions determining that the Articles Amendment as set forth in the New Articles is advisable and in the best interests of the Company and its stockholders, adopting the New Articles and, contingent on approval of the New Articles by the stockholders, the New Bylaws (as defined below) and recommending that the stockholders approve the New Articles.

Recommendation of the Board of Directors

Following its meetings and discussions, our board of directors unanimously determined the Articles Amendment is in the best interests of the Company and its stockholders. On July 10, 2025, our board of directors unanimously approved the Articles Amendment and New Articles, directed that the Articles Amendment be submitted for consideration by our stockholders at the Special Meeting and recommended that our stockholders approve the Articles Amendment (including and as set forth in the New Articles). Pursuant to NRS 78.390(1), the Articles Amendment is hereby submitted to the stockholders of the Company for their approval, with the unanimous recommendation of our board of directors that stockholders vote for the Articles Amendment.

Reasons for the Articles Amendment

The Committee and our board of directors believe that there are several reasons the Articles Amendment is in the best interests of the Company and its stockholders.

Continuing Our Focus on Jeff Green’s Long-Term Objectives as a Founder

The Committee and our board of directors believe that our ability to focus on the long term is critical to our success. Since our incorporation, long-term growth has been a priority. We continue to expend significant resources to drive growth by updating and evolving the offerings of our platform and expanding internationally. Although such expenditures must be balanced against their possible negative impact on profitability in the near term, the Committee and our board of directors believe that these long-term investments have been instrumental in our success.

Under the Current Articles, the holders of our Class B common stock, including Mr. Green, have significant influence over the outcome of matters submitted to our stockholders. The Committee and our board of directors believe that this governance structure has mitigated pressure to deliver short-term results, and therefore has enabled Mr. Green and our management team to execute our long-term vision and objectives.

For example, over a decade ago, we began investing in our CTV solutions, before the market transition accelerated, with the belief that the future of TV would be streaming and an increasing amount of TV advertising impressions would be transacted programmatically. Fast forward to 2020—according to Standard Media Index, U.S. advertising revenue declined over 30% on a year-over-year basis due to the coronavirus pandemic in the April to June period. By contrast, during that same period, CTV spend on our platform increased about 40% year over year. These investments have significantly enhanced value for our stockholders as the advertising market has transitioned from traditional print and media ads to CTV. Our investments in UID2 have been similarly successful. To date, UID2 has been adopted by nearly every major supply-side platform and many others in the ad ecosystem. The investments we have made in establishing a presence in Asia, such as China and India, provide a further example of our willingness to invest today with an eye on future returns. These are major markets that management believes will be significant drivers of long-term growth. Our existing governance structure helped give management comfort in driving these significant upfront investments, with the understanding that the returns on those investments would not become apparent for several years. Had we been forced into a short-term focus on increasing profitability, we may have missed out on, or captured fewer of, these market opportunities.

The Committee and our board of directors believe that Mr. Green’s long-term strategic vision for the Company has been and will continue to be critical to our success and delivering long-term value to the Company and our stockholders. The Trade Desk is fortunate that its founder remains focused on the long-term success of the Company, much of which is predicated on his ability to foresee market opportunities and make the right investments. We have grown to be the industry’s leading and most trusted independent digital media ad-buying platform since our founding in 2009. For investors in our 2016 initial public offering, our valuation has increased from $1 billion after the first day of trading on September 21, 2016 to over $37 billion as of the close of trading on July 11, 2025. Our share price has achieved one of the highest returns among tech companies that have had initial public offerings since 2010. Indeed, our historical stock performance is a clear illustration of how our historical focus on long-term investments has benefited our stockholders, and stands in stark contrast to the performance of other ad tech companies that have gone public over the last 10 years.

This graph illustrates the total stockholder return on an initial investment of $100 in our Class A common stock as of our 2016 initial public offering through July 11, 2025, with the comparative total returns of the NASDAQ 100 Index, Standard & Poor’s (S&P) 500 Index and Russell 3000 Index over the same period. We have not paid any cash dividends; therefore, the total return calculation for us is based solely upon stock price appreciation and not the reinvestment of cash dividends. However, the data for the NASDAQ 100 Index, S&P 500 Index and Russell 3000 Index assumes reinvestment of dividends.

The Committee and our board of directors also believe that, in addition to guiding our long-term strategy, Mr. Green fosters and protects our positive corporate culture, which is essential to attracting and retaining talent.

Overall, the Committee and our board of directors believe that our current governance structure has enabled us to innovate and invest for the long term. The Committee and our board of directors also believe that this ability to focus on the long term has generated, and will continue to generate, substantial benefits for the Company and our stockholders and has been an important competitive advantage.

The Articles Amendment will allow our dual class capitalization structure to stay in place for ten additional years if no events occur to trigger an earlier termination, which we believe will permit the Company time to execute on its long-term strategy and further establish a foundation for long-term, continued success.

Setting Our Company Up for Success Against Large and Emerging Competitors, Evolving Technologies and Uncertain Global and Macroeconomic Conditions

Success in our highly competitive industry and navigating the complex landscape of digital advertising require leadership vision and strong direction. We compete for advertising dollars against massive companies, including Google and Amazon, whose extensive resources and market influence present significant challenges. Mr. Green brings the vision and decisiveness necessary to take on such formidable competitors. Evolving technologies, like the use of AI in digital advertising, and uncertainty created by global and macroeconomic conditions generally, may prove to bring further unknown or unforeseen challenges. Mr. Green’s unique perspective has fostered the innovation and differentiation that The Trade Desk has needed and will need for a rapidly evolving market. We have invested in a company culture that prioritizes agility and responsiveness, enabling swift adaptation to changes in the competitive landscape and planning for evolving trends and shifting market conditions.

In an uncertain industry environment, we believe our ongoing success will be predicated on the ability to make long-term strategic decisions that build upon our core business strategy, like expanding our addressable markets by serving smaller and medium-sized advertisers; continuing expansion of our international business; investing in a multi-year build of a forward market CTV product; and furthering our ongoing investments in what we have identified as the “open internet,” with its premium content, and retail media, with its capacity for superior objective measurement. We see a path to helping build an advertising ecosystem that has improved quality, transparency and accountability, and one that also results in a better experience for the recipient of advertising. These long-term decisions will require near-term investments and trade-offs that we believe will benefit our business and our stockholders in the longer term. As a result, the next several years will also be critical in solidifying the long-term success of our model.

The Committee and our board of directors believe that our dual class structure has empowered our founder and management to advance our business and create value for the Company and our stockholders in the face of competition from both established giants and emerging players in the industry. The Committee and our board of directors believe that it is in the best interests of the Company and our stockholders to continue to permit Mr. Green, as our Chief Executive Officer, to make investments that will have long-term benefits and to execute on the vision and objectives that he and our management team have carefully established.

Non-Substantive Changes that Create Efficiency for the Company and Its Stockholders

Our board of directors believes that the creation of a new Article XII to waive jury trials for internal actions and the clarifying sentence in Article II to allow the Company to change its registered agent and registered office within the State of Nevada from time to time in the manner provided by law do not substantively change the rights of our stockholders and promote efficiency for the Company and our stockholders.

When The Trade Desk was a Delaware corporation, the Delaware Court of Chancery—a non-jury court—had exclusive jurisdiction over matters of equity and internal corporate actions under the Delaware General Corporation Law. The Delaware Court of Chancery is a business court, with trials being before judges who specialize in corporate law. At the time of our reincorporation, and by default under Nevada law, “internal actions” (as defined in NRS 78.046) would be before a jury. Following amendments to the NRS effective May 30, 2025, corporations may now include in their articles of incorporation a waiver of jury trials and a requirement that the presiding judge over internal actions act as a trier of fact, similar to the proceedings in Delaware.

Our board of directors believes the proposed change in the new Article XII brings our stockholders’ rights in line with what they had in Delaware, where trials for internal actions could be expedited without the need for jury selection, instructions and deliberation or the additional time needed to explain complex corporate concepts for lay understanding. Our board of directors also believes the proposed change in Article II is administrative in nature.

Additional Information

Listening to Our Stockholders

Our board of directors welcomes feedback from stockholders on our executive compensation framework, governance practices and policies, board composition and other matters related to our strategy and performance. We remain committed to our ongoing outreach efforts and continue to receive valuable feedback from stockholders.

In connection with the Articles Amendment, our board of directors, upon receiving the unanimous recommendation of the Committee, has committed to (i) changing the frequency of our non-binding, advisory vote on the compensation of our named executive officers, also referred to as a “say-on-pay” vote, such that it will be submitted to stockholders annually and (ii) contingent on approval of the New Articles by the stockholders, amending our bylaws to clarify that our lead independent director may call special meetings of the independent directors of the board, each as described further below.

Committing to an Annual “Say-on-Pay” Vote

Currently, a non-binding, advisory vote on the compensation of our named executive officers is submitted to our stockholders every three years, as approved most recently by our stockholders in 2024.

Starting at our 2026 annual meeting of stockholders, our board of directors will submit a non-binding, advisory vote on the compensation of our named executive officers to our stockholders each year. Our board of directors believes that this change will continue to foster the Company’s ethos of transparency and accountability. Our board of directors aims to enhance trust and engagement with our stockholders while aligning leadership incentives with long-term company goals.

Meetings of Independent Directors

Our bylaws as currently in effect (the “Current Bylaws”) set forth the requirements for calling a special meeting of our board of directors. Our board of directors has approved, contingent on approval of the New Articles by the stockholders, an amendment to the Current Bylaws to clarify that our lead independent director may call special meetings of our independent directors at any time to discuss any topic that any independent director deems appropriate. Our board of directors regularly meets in executive session to promote unbiased oversight and decision-making. Our board of directors’ duties extend to all of our stockholders, and our board of directors will continue to act in the best interests of the Company and all of our stockholders and maintain focus on long-term value creation.

A copy of the full text of the amended and restated bylaws (the “New Bylaws”) is included as Appendix B-1 to this Proxy Statement. A copy of the New Bylaws showing the changes from the Current Bylaws, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix B-2.

Regulatory Matters

In connection with the Articles Amendment, the Company intends to file the New Articles with the Nevada Secretary of State and does not anticipate making any other filings to effect the Articles Amendment.

Appraisal or Dissenter’s Rights

Stockholders will have no appraisal or dissenter’s rights under Nevada law with respect to the adoption of the New Articles and the New Bylaws.

Legal Proceedings

Litigation Related to Reincorporation

On October 4, 2024, a stockholder filed a class action complaint in the Court of Chancery of the State of Delaware alleging claims for breach of contract against the Company and breach of fiduciary duties against the Company’s directors, in connection with the Company’s reincorporation from Delaware to Nevada. Gunderson v. The Trade Desk, Inc., No. 2024-1029 (Del. Ch.) (the “Gunderson Action”). On October 24, 2024, the plaintiff filed an amended complaint. The complaint sought, among other things, an order declaring that the Company’s conversion required approval by a supermajority of the Company’s stockholders and an order enjoining the November 14, 2024 stockholder vote on the conversion. On October 28, 2024, the parties completed expedited briefing on cross motions for partial summary judgment regarding the causes of action asserted in the original complaint, and the court heard oral argument on the motions on October 30, 2024. On November 6, 2024, the court granted the defendants’ summary judgment motion and denied the plaintiff’s cross-motion, finding that the conversion did not require supermajority approval of the Company’s stockholders, and that the defendants did not breach their fiduciary duties by disclosing that the conversion required a vote of a simple majority of the voting power of the Company’s stockholders. The plaintiff chose not to appeal. The case is now proceeding as to the plaintiff’s remaining claims that the Company’s directors breached their fiduciary duties because the reincorporation to Nevada was substantively and procedurally unfair, and that the transaction is not subject to the business judgment rule because it was not subject to approval by a special committee of the board or by a majority of the disinterested stockholders. The defendants have moved to dismiss, but no briefing schedule has been set. On April 28, 2025, the plaintiff in the Scarantino Action (as defined below) moved to intervene and stay the Gunderson Action. On May 20, 2025, the Court granted the motion to intervene and stayed the Gunderson Action pending completion of the books and records inspection in the Scarantino Action.

On April 24, 2025, a stockholder filed a complaint in the Court of Chancery of the State of Delaware requesting production of the Company’s corporate books and records relating to the Company’s dual class capitalization structure and the Company’s reincorporation from Delaware to Nevada, among other things, pursuant to 8 Del. C. § 220. Richard Scarantino v. The Trade Desk, Inc., No. 2025-0442 (Del. Ch.) (the “Scarantino Action”). The case is scheduled for trial on July 16, 2025.

Litigation Related to Securities Class Actions

On February 19, 2025, plaintiff United Union of Roofers, Waterproofers & Allied Workers Local Union No. 8 WBPA Fund filed a purported federal securities class action complaint in the United States District Court, Central District of California, captioned United Union of Roofers, Waterproofers, and Allied Workers Local Union No. 8 v. The Trade Desk, Inc. et al. (No. 2:25-cv-01396), against the Company as well as Mr. Green and the Company’s Chief Financial Officer. The complaint alleges that the defendants made false and misleading statements in violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder. The action purports to be brought on behalf of those who purchased or otherwise acquired the Company’s publicly traded securities between May 9, 2024 and February 12, 2025 and seeks unspecified damages and other relief. On March 20, 2025, the court granted the parties’ joint stipulation, ordering that defendants need not respond to the current complaint, pending the appointment of lead plaintiff and lead counsel.

On March 5, 2025, two additional related purported class action lawsuits were filed in the United States District Court, Central District of California, captioned Savorelli v. The Trade Desk, Inc. et al. (No. 2:25-cv-01915), bringing claims against the Company as well as Mr. Green and the Company’s Chief Financial Officer, and New England Teamsters Pension Fund v. The Trade Desk, Inc. et al. (No. 2:25-cv-01936), bringing claims against the Company as well as Mr. Green and the Company’s Chief Financial Officer and Chief Strategy Officer. Both complaints allege that the defendants made false and misleading statements, similar to the allegations contained in the United Union of Roofers action, in violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder. The actions are also purportedly brought on behalf of those who purchased or otherwise acquired the Company’s publicly traded securities between May 9, 2024 and February 12, 2025 and seek unspecified damages and other relief. On March 18, 2025, the court entered orders relating the Savorelli and New England actions to the first-filed United Union of Roofers action, 2:25-cv-01396 (CAS). On March 28, 2025, the court granted the parties’ joint stipulations in the Savorelli and New England matters, ordering that defendants need not respond to the current complaints, pending the appointment of lead plaintiff and lead counsel.

Shareholder Derivative Actions

On March 6, 2025 and March 14, 2025, plaintiffs Nathan C. Silva and Daniel Jong, respectively, filed purported shareholder derivative complaints in the United States District Court, Central District of California, captioned Silva v. Green et al. (No. 2:25-cv-01975) and Jong v. Green et al. (No. 2:25-cv-02268), against current and former officers and directors of the Company, naming the Company as a nominal defendant. The complaints generally arise out of the same allegations contained in the securities class actions and allege claims for breach of fiduciary duties and related claims. The actions purport to be brought derivatively on behalf of the Company and seek damages and other various forms of relief. On April 9, 2025, the court granted the parties’ stipulations consolidating the shareholder derivative actions and appointing Nathan C. Silva and Daniel Jong as Co-Plaintiffs and the Brown Law Firm, P.C. and Rigrodsky Law, P.A. as Co-Lead Counsel for Plaintiffs. The April 9, 2025 order also provided that defendants need not respond to the current complaints, and that the parties provide a proposed scheduling order regarding the designation or filing of an operative consolidated complaint and defendants’ responses thereto by June 9, 2025.

On April 21, 2025, several purported shareholders filed motions in the related actions seeking to be appointed lead plaintiff and lead counsel. Once lead plaintiff and lead counsel are appointed, parties will confer to set a schedule for the filing of any amended complaint and any responsive briefing. The case is still in its early stages. Management believes these claims to be meritless and intends to vigorously defend against them.

Litigation Related to 2021 CEO Performance Option

On May 27, 2022, a stockholder filed a derivative lawsuit captioned Huizenga v. Green, No. 2022-0461, asserting claims on behalf of the Company against certain members of the Company’s board of directors in the Court of Chancery of the State of Delaware. On June 27, 2022, a second derivative lawsuit captioned Pfeiffer v. Green, No. 2022-0560, was filed in the Court of Chancery of the State of Delaware alleging substantially similar claims. Those lawsuits were consolidated on August 18, 2022, and a lead plaintiff was appointed on October 7, 2022. The two complaints alleged generally that the defendants breached their fiduciary duties to the Company and its stockholders in connection with the negotiation and approval of the Company’s grant of a market-based performance award to Mr. Green in October 2021 (the “CEO Performance Option”). The plaintiffs sought a court order rescinding the CEO Performance Option and monetary damages. On November 10, 2022, the plaintiffs filed a consolidated complaint, and on January 12, 2023, the defendants moved to dismiss the consolidated complaint. On February 14, 2025, the court granted the motions to dismiss under Court of Chancery Rule 23.1 in their entirety and with prejudice, finding that the plaintiffs did not allege facts sufficient to infer that at least half of the Company’s board of directors received a material benefit from the CEO Performance Option, lacked independence from Mr. Green, or faced a “substantial likelihood of liability” from having approved the CEO Performance Option. The plaintiffs filed a notice of appeal of the court’s decision. On April 29, 2025, the plaintiffs filed their opening brief. On May 29, 2025, the defendants filed their answering brief. On June 13, 2025, the plaintiffs filed their reply brief. The appeal remains pending.

Vote Required

Assuming a quorum is present, Proposal One will be approved if a majority of the voting power of our outstanding shares of stock entitled to vote thereon is voted for Proposal One (i.e., for the approval of the Articles Amendment). Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

Recommendation of Our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CURRENT ARTICLES TO CHANGE THE DATE ALL OF OUR SHARES OF CLASS B COMMON STOCK WILL AUTOMATICALLY CONVERT INTO CLASS A COMMON STOCK AND TO WAIVE JURY TRIALS FOR INTERNAL ACTIONS IN CONFORMITY WITH RECENT NEVADA LAW UPDATES.

PROPOSAL TWO:

APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL ONE

The Trade Desk is asking its stockholders to approve a proposal for one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if we have not obtained sufficient affirmative stockholder votes to approve the other proposal to be considered at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies. If, at the Special Meeting, the number of shares present in person or by proxy and voting in favor of Proposal One is not sufficient to approve the proposal, then we may move to adjourn the Special Meeting in order to enable our directors, officers and employees to solicit additional proxies for the adoption of the proposal. In that event, we will ask our stockholders to vote only upon Proposal Two, and not the other proposal.

Proposal Two relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to approve the proposals to be considered at the meeting. The Trade Desk retains full authority to the extent set forth in the Current Articles and Current Bylaws, to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any stockholder.

Vote Required

Assuming a quorum is present, Proposal Two will be approved if the affirmative vote of a majority of the votes cast at the Special Meeting is obtained (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes, if any, will not affect the outcome of the vote.

Recommendation of Our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL ONE.

OWNERSHIP OF THE TRADE DESK, INC. COMMON STOCK

The following table sets forth information with respect to the beneficial ownership of our common stock as of June 30, 2025, for:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or exercisable or vest within sixty (60) days of June 30, 2025. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 446,622,494 shares of Class A common stock and 43,275,936 shares of Class B common stock outstanding as of June 30, 2025. We have deemed shares of our common stock subject to stock options and restricted stock units that are currently exercisable or exercisable or vest within sixty (60) days of June 30, 2025, to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock units for the purpose of computing the percentage ownership of that person. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o The Trade Desk, Inc., 42 N. Chestnut Street, Ventura, California 93001.

	Shares Beneficially Owned				% of Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
The Vanguard Group, Inc.(2)	41,738,359	9.3	—	—	4.7
Baillie Gifford & Co.(3)	35,178,933	7.9	—	—	4.0
BlackRock, Inc.(4)	29,571,991	6.6	—	—	3.4
Executives and Directors:
Jeff T. Green(5)	4,754,752	1.1	42,239,186	97.6	48.4
Laura Schenkein(6)	1,030,814	*	—	—	*
Jay R. Grant(7)	331,838	*	—	—	*
Samantha Jacobson(8)	188,785	*	—	—	*
Lise J. Buyer(9)	150,597	*	—	—	*
Andrea L. Cunningham(10)	22,795	*	—	—	*
Kathryn E. Falberg(11)	154,774	*	—	—	*
Alex Kayyal(12)	3,899	*	—	—	*
Gokul Rajaram(13)	33,537	*	—	—	*
All current executive officers and directors as a group (10 persons)(14)	6,754,103	1.5	42,239,186	97.6	48.6

*	Less than 1%.
(1)

Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.

(2)

Based solely on information reported by The Vanguard Group, Inc. on Schedule 13G/A filed with the SEC on February 13, 2024, consists of 41,738,359 shares of Class A common stock beneficially owned, with shared voting power over 341,291 shares, sole dispositive power over 40,711,766 shares and shared dispositive power over 1,026,593 shares. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)

Based solely on information reported by Baillie Gifford & Co. on Schedule 13G/A filed with the SEC on February 12, 2025, consists of 35,178,933 shares of Class A common stock beneficially owned, with sole voting power over 24,727,864 shares and sole dispositive power over 35,178,933 shares. The address for Baillie Gifford & Co. is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom.

(4)

Based solely on information reported by BlackRock, Inc. on Schedule 13G/A filed with the SEC on February 5, 2025, consists of 29,571,991 shares of Class A common stock beneficially owned, with sole voting power over 27,080,384 shares and sole dispositive power over 29,571,991 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(5)

Consists of (a) 341,913 shares of Class A common stock held by Jeff T. Green, (b) 30,337 shares of Class A common stock and 29,572,516 shares of Class B common stock held by Jeff T. Green, trustee of the Jeff Green Trust, (c) 670,901 shares of Class A common stock held by the Jeff T. Green Family Foundation with respect to which Mr. Green has investment and voting control, (d) 12,666,670 shares of Class B common stock held by various family trusts over which Mr. Green exercises investment and voting control; as a result, Mr. Green may be deemed to beneficially own such securities but disclaims such ownership except to the extent of his pecuniary interest therein and (e) 3,711,601 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of June 30, 2025.

(6)

Consists of (a) 716,985 shares of Class A common stock held by Laura Schenkein, (b) 309,011 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of June 30, 2025 and (c) 4,818 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of June 30, 2025.

(7)

Consists of (a) 238,573 shares of Class A common stock held by Jay R. Grant and (b) 93,265 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of June 30, 2025.

(8)

Consists of (a) 140,835 shares of Class A common stock held by Samantha Jacobson, (b) 43,029 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of June 30, 2025 and (c) 4,921 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of June 30, 2025.

(9)

Consists of (a) 54,642 shares of Class A common stock held by Lise J. Buyer, (b) 52,913 shares of Class A common stock held by a trust for which Ms. Buyer is a trustee and (c) 43,042 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of June 30, 2025.

(10)

Consists of (a) 6,438 shares of Class A common stock held by Andrea L. Cunningham and (b) 16,357 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of June 30, 2025.

(11)

Consists of (a) 40,014 shares of Class A common stock held by Kathryn E. Falberg, (b) 64,760 shares of Class A common stock held by a trust for which Ms. Falberg is a trustee and (c) 50,000 shares of Class A common stock held by a family trust for which Ms. Falberg is a co-trustee.

(12)

Consists of (a) 475 shares of Class A common stock held by Alex Kayyal, (b) 2,607 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of June 30, 2025 and (c) 817 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of June 30, 2025.

(13)	Consists of 33,537 shares of Class A common stock held by Gokul Rajaram.

(14)

Consists of (a) 2,524,635 shares of Class A common stock beneficially owned by our current executive officers and directors as a group, (b) 42,239,186 shares of Class B common stock beneficially owned by our current executive officers and directors as a group, (c) 4,218,912 shares of Class A common stock issuable pursuant to options currently exercisable or exercisable within sixty (60) days of June 30, 2025 and (d) 10,556 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within sixty (60) days of June 30, 2025.

ADDITIONAL INFORMATION

Other Matters

We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the proxy holders to vote the shares they represent as the board of directors may recommend.

THE BOARD OF DIRECTORS

/s/ JEFF T. GREEN
JEFF T. GREEN Chairman and Chief Executive Officer

Dated: [ ● ], 2025

APPENDIX A-1

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

THE TRADE DESK, INC.

ARTICLE I

The name of this corporation is The Trade Desk, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 112 North Curry Street, Carson City, Nevada 89703, and the name of its registered agent at such address is Corporation Service Company. The Corporation may from time to time change the registered agent and registered office within the State of Nevada in the manner provided by law.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the “NRS”).

ARTICLE IV

A. Classes of Stock. The Corporation is authorized to issue shares of capital stock designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation is authorized to issue is 1,195,000,000 shares, consisting of: 1,000,000,000 shares of Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), 95,000,000 shares of Class B Common Stock, par value $0.000001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.000001 per share (the “Preferred Stock”).

B. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Nevada, to provide out of the unissued shares of Preferred Stock for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate of designation pursuant to the applicable law of the State of Nevada (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, full or limited, or no voting powers and the designation, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. To the extent permitted by Nevada law, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, unless a vote of any holders of Preferred Stock is required pursuant to the terms of these Amended and Restated Articles of Incorporation (as amended from time to time, the “Articles of Incorporation”) (including any Preferred Stock Designation).

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C. Common Stock. The relative powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed on the shares of the Class A Common Stock and Class B Common Stock are as follows:

1. Voting Rights.

(a) General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by Nevada law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, that to the extent permitted by Nevada law, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor.

Notwithstanding anything to the contrary set forth herein, except as otherwise required by law, the holders of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Preferred Stock Designation).

(b) Votes Per Share. Except as otherwise expressly provided herein or as required by Nevada law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to ten (10) votes for each such share.

2. Identical Rights. Except as otherwise expressly provided herein or as required by Nevada law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends and Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to the declaration and payment or distribution of any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that, subject to Section C.3(f) of this Article IV, in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be), with holders of Class A Common Stock and Class B Common Stock receiving an identical number of shares of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock, as the case may be) and, in such case, no approval of the holders of Class A Common Stock and Class B Common Stock voting separately as a class pursuant to this Section 2(a) shall be required.

(b) Subdivision, Combination or Reclassification. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be proportionately subdivided, combined or reclassified concurrently therewith in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

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(c) Equal Treatment in a Change of Control Transaction or Merger or Consolidation. In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Corporation with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, in each case which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having substantially identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time. Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock or Class B Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names in which the certificate or certificates representing the shares of Class A Common Stock issued upon such conversion are to be issued or the name or names in which such shares are to be registered in book-entry form. Thereupon the Corporation shall (1) if such shares are certificated, promptly issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled upon such conversion or (2) if such shares are uncertificated, register such shares in book-entry form. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of, if such shares are certificated, such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted or, if such shares are uncertificated, then upon the written notice of such holder’s election to convert by this Section 3(a). The person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

(b) Automatic Conversion. Each one (1) share of Class B Common Stock shall automatically, without any further action on the part of the Corporation or the holder thereof, convert into one (1) share of Class A Common Stock upon a Transfer of such share of Class B Common Stock; provided that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (vii) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(i) a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

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(ii) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of § 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv) a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v) a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(vi) a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock. Any certificate representing shares of Class B Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 3(b); or

(vii) if such Class B Stockholder is a trust, the grantor of such shares of Class B Common Stock; provided that such grantor has retained sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust.

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(c) Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) issued share of Class B Common Stock shall automatically, without any further action by the holder thereof or the Corporation, convert into one (1) share of Class A Common Stock. Following such conversion, the reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with NRS 78.1955 and the filing of the certificate with the Secretary of State of the State of Nevada required thereby, and upon the effectiveness of such certificate, the certificate shall have the effect of eliminating all references to the Class B Common Stock in these Articles of Incorporation. Upon conversion of Class B Common Stock into Class A Common Stock on the Final Conversion Date, all rights of holders of shares of Class B Common Stock shall cease and (a) if such shares are certificated, the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued or (b) if such shares are not certificated, the person registered as the owner of such shares in book-entry form shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

(d) Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure in accordance with the provisions of these Articles of Incorporation, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Board of Directors of the Corporation that a Transfer has resulted or will result in a conversion of the Class B Common Stock to Class A Common Stock shall be conclusive and binding.

(e) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 3, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or, in the case of Section C.3(c) hereof, upon the Final Conversion Date.

(f) Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary set forth herein, if the date on which any share of Class B Common Stock is converted into Class A Common Stock occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any Distribution to be paid to on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such Distribution on such payment date; provided, however, that notwithstanding any other provision of these Articles of Incorporation, to the extent that any such Distribution is payable in shares of Class B Common Stock (or Rights to acquire such stock), such Distribution shall, to the fullest extent permitted by Nevada law, be deemed to have been declared, and shall be payable in, shares of Class A Common Stock (or Rights to acquire such stock) and no shares of Class B Common Stock (or Rights to acquire such stock) shall be issued in payment thereof.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

D. No Further Issuances. Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding at the Effective Time, the reclassification of shares of Class B Common Stock into a greater or lesser number of shares of Class B Common Stock or as a dividend payable in accordance with Article IV, Section C.2(a), the Corporation shall not at any time after the Effective Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

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ARTICLE V

The following terms, where capitalized in these Articles of Incorporation, shall have the meanings ascribed to them in this Article V:

“Change of Control Transaction” means (i) the sale, lease, exchange or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such merger, consolidation, business combination or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; or (iii) the recapitalization, liquidation, dissolution or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction.

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time and (ii) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time.

“Distribution” means (i) any dividend or distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Effective Time” means November 15, 2024 at 3:00 AM PST.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest of: (i) December 22, 2035; (ii) such date and time as determined by the Board of Directors

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following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be either the New York Stock Exchange or NASDAQ Global Market (or similar national quotation system of the NASDAQ Stock Market) (“NASDAQ”) or any successor exchange of either the New York Stock Exchange or NASDAQ.

“SEC” means the Securities and Exchange Commission.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”: (a) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders; (b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; or (c) the fact that, as of the Effective Time or at any time after the Effective Time, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

ARTICLE VI

A. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board of Directors (the “Whole Board”) shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B. Classified Board. The directors (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of these Articles of Incorporation (the “Preferred Stock Directors”)) shall be and are divided into three classes designated as Class I, Class II and Class III,

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respectively (the “Classified Board”). Each class shall consist, as nearly as may be possible, of one third of the Whole Board. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board. The initial term of office of the Class III directors shall expire at the Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class I directors shall expire at the Corporation’s second annual meeting of stockholders following the Effective Time, and the initial term of office of the Class II directors shall expire at the Corporation’s third annual meeting of stockholders following the Effective Time. At each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible.

C. Term; Removal. Each director shall hold office until the annual meeting of stockholders at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Except for Preferred Stock Directors, directors may be removed only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D. Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, any vacancy occurring in the Board of Directors, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

E. Class A Directors. Notwithstanding anything to the contrary set forth herein, until the Final Conversion Date (or, if earlier, the date that no shares of Class B Common Stock remain issued and outstanding), the holders of Class A Common Stock, voting as a separate class, shall have the right to elect two directors to the Classified Board; provided that if the Whole Board consists of eight or fewer directors, then the holders of Class A Common Stock, voting as a separate class, shall have the right to elect one director to the Classified Board. Any seat filled by any director contemplated by the previous sentence is referred to as a “Class A Director Seat.” A director serving in a Class A Director Seat shall be assigned to such class as the Board shall determine from time to time. Any vacancy or newly created directorship occurring for any reason in a Class A Director Seat shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. All Class A Director Seats shall be eliminated on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), and any director then serving in a Class A Director Seat shall hold office until the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal pursuant to Section C of this Article VI.

ARTICLE VII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise expressly delegated by the Board of Directors pursuant to a

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resolution adopted by a majority of the Whole Board, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

B. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

C. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred upon it by Nevada law, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by Nevada law or by these Articles of Incorporation (including any Preferred Stock Designation in respect of one or more series of Preferred Stock), the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board of Directors (or in the event of co-chairmen, either co-chairman); (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation (in the event there is no chief executive officer of the Corporation). In addition, special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws of the Corporation by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of Common Stock (as calculated in accordance with the Bylaws of the Corporation) on the record date determined pursuant to the Bylaws of the Corporation and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested. Other than as provided in this Section D of this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

E. Stockholder Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (i) are signed by holders of record on the record date, as determined in accordance with the Bylaws of the Corporation, of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the Corporation at its registered office in the State of Nevada, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded.

F. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

G. Advance Notice of Stockholder Nominations. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A. Director and Officer Exculpation. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by Nevada law. If NRS 78.138 or any other law of the State of Nevada is hereafter amended to further eliminate or limit, or authorize corporate action further eliminating or

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limiting, the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the law of the State of Nevada as so amended, automatically and without further action, upon the date of such amendment.

B. Indemnification.

The Corporation, to the fullest extent permitted by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving as a director, officer, employee or agent at any other enterprise at the request of the Corporation or any predecessor to the Corporation.

The Corporation, to the fullest extent permitted by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

C. Vested Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption by amendment of these Articles of Incorporation of any provision inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise) prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, any state court located in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any Internal Action (as defined in NRS 78.046(4)(c) or any successor statute). If any action, the subject matter of which is within the scope of the immediately preceding sentence, is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten (10) days following such determination) or (B) any action arising under the Securities Act of 1933, as amended (the “Securities Act”). Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act, including all causes of action asserted against any defendant to such complaint.

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To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article IX. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Furthermore, notwithstanding the foregoing, the provisions of this Article IX will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (x) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (y) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE X

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision of these Articles of Incorporation inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X of these Articles of Incorporation.

ARTICLE XI

Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE XII

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction before the presiding judge as a trier of fact and not before a jury. This Article XII shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

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APPENDIX A-2

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

THE TRADE DESK, INC.

ARTICLE I

The name of this corporation is The Trade Desk, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 112 North Curry Street, Carson City, Nevada 89703, and the name of its registered agent at such address is Corporation Service Company. The Corporation may from time to time change the registered agent and registered office within the State of Nevada in the manner provided by law.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the “NRS”).

ARTICLE IV

A. Classes of Stock. The Corporation is authorized to issue shares of capital stock designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation is authorized to issue is 1,195,000,000 shares, consisting of: 1,000,000,000 shares of Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”), 95,000,000 shares of Class B Common Stock, par value $0.000001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.000001 per share (the “Preferred Stock”).

B. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Nevada, to provide out of the unissued shares of Preferred Stock for the issuance of shares of Preferred Stock in one or more series, and by filing a certificate of designation pursuant to the applicable law of the State of Nevada (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, full or limited, or no voting powers and the designation, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. To the extent permitted by Nevada law, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, unless a vote of any holders of Preferred Stock is required pursuant to the terms of these Amended and Restated Articles of Incorporation (as amended from time to time, the “Articles of Incorporation”) (including any Preferred Stock Designation).

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C. Common Stock. The relative powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed on the shares of the Class A Common Stock and Class B Common Stock are as follows:

1. Voting Rights.

(a) General Right to Vote Together; Exception. Except as otherwise expressly provided herein or required by Nevada law, the holders of Class A Common Stock and Class B Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders; provided, however, that to the extent permitted by Nevada law, the number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor.

Notwithstanding anything to the contrary set forth herein, except as otherwise required by law, the holders of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Preferred Stock Designation).

(b) Votes Per Share. Except as otherwise expressly provided herein or as required by Nevada law, on any matter that is submitted to a vote of the stockholders, each holder of Class A Common Stock shall be entitled to one (1) vote for each such share, and each holder of Class B Common Stock shall be entitled to ten (10) votes for each such share.

2. Identical Rights. Except as otherwise expressly provided herein or as required by Nevada law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:

(a) Dividends and Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to the declaration and payment or distribution of any Distribution paid or distributed by the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that, subject to Section C.3(f) of this Article IV, in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or Rights to acquire such stock, as the case may be), and holders of Class B Common Stock shall receive Class B Common Stock (or Rights to acquire such stock, as the case may be), with holders of Class A Common Stock and Class B Common Stock receiving an identical number of shares of Class A Common Stock or Class B Common Stock (or Rights to acquire such stock, as the case may be) and, in such case, no approval of the holders of Class A Common Stock and Class B Common Stock voting separately as a class pursuant to this Section 2(a) shall be required.

(b) Subdivision, Combination or Reclassification. If the Corporation in any manner subdivides, combines or reclassifies the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class shall be proportionately subdivided, combined or reclassified concurrently therewith in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the effective date for such subdivision, combination or reclassification, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

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(c) Equal Treatment in a Change of Control Transaction or Merger or Consolidation. In connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Corporation with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, in each case which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having substantially identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.

3. Conversion of Class B Common Stock.

(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) share of Class A Common Stock at the option of the holder thereof at any time. Each holder of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Corporation or any transfer agent for the Class A Common Stock or Class B Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names in which the certificate or certificates representing the shares of Class A Common Stock issued upon such conversion are to be issued or the name or names in which such shares are to be registered in book-entry form. Thereupon the Corporation shall (1) if such shares are certificated, promptly issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled upon such conversion or (2) if such shares are uncertificated, register such shares in book-entry form. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of, if such shares are certificated, such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted or, if such shares are uncertificated, then upon the written notice of such holder’s election to convert by this Section 3(a). The person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

(b) Automatic Conversion. Each one (1) share of Class B Common Stock shall automatically, without any further action on the part of the Corporation or the holder thereof, convert into one (1) share of Class A Common Stock upon a Transfer of such share of Class B Common Stock; provided that no such automatic conversion shall occur in the case of a Transfer by a Class B Stockholder to any of the persons or entities listed in clauses (i) through (vii) below (each, a “Permitted Transferee”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee established by or for such Class B Stockholder:

(i) a trust for the benefit of such Class B Stockholder or persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

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(ii) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of § 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv) a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v) a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(vi) a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or no longer has sufficient legally enforceable rights to ensure that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock. Any certificate representing shares of Class B Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth in this Section 3(b); or

(vii) if such Class B Stockholder is a trust, the grantor of such shares of Class B Common Stock; provided that such grantor has retained sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust.

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(c) Final Conversion of Class B Common Stock. On the Final Conversion Date, each one (1) issued share of Class B Common Stock shall automatically, without any further action by the holder thereof or the Corporation, convert into one (1) share of Class A Common Stock. Following such conversion, the reissuance of all shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with NRS 78.1955 and the filing of the certificate with the Secretary of State of the State of Nevada required thereby, and upon the effectiveness of such certificate, the certificate shall have the effect of eliminating all references to the Class B Common Stock in these Articles of Incorporation. Upon conversion of Class B Common Stock into Class A Common Stock on the Final Conversion Date, all rights of holders of shares of Class B Common Stock shall cease and (a) if such shares are certificated, the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued or (b) if such shares are not certificated, the person registered as the owner of such shares in book-entry form shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

(d) Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure in accordance with the provisions of these Articles of Incorporation, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Board of Directors of the Corporation that a Transfer has resulted or will result in a conversion of the Class B Common Stock to Class A Common Stock shall be conclusive and binding.

(e) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 3, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or, in the case of Section C.3(c) hereof, upon the Final Conversion Date.

(f) Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary set forth herein, if the date on which any share of Class B Common Stock is converted into Class A Common Stock occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any Distribution to be paid to on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such Distribution on such payment date; provided, however, that notwithstanding any other provision of these Articles of Incorporation, to the extent that any such Distribution is payable in shares of Class B Common Stock (or Rights to acquire such stock), such Distribution shall, to the fullest extent permitted by Nevada law, be deemed to have been declared, and shall be payable in, shares of Class A Common Stock (or Rights to acquire such stock) and no shares of Class B Common Stock (or Rights to acquire such stock) shall be issued in payment thereof.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

D. No Further Issuances. Except for the issuance of Class B Common Stock issuable upon exercise of Rights outstanding at the Effective Time, the reclassification of shares of Class B Common Stock into a greater or lesser number of shares of Class B Common Stock or as a dividend payable in accordance with Article IV, Section C.2(a), the Corporation shall not at any time after the Effective Time issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

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ARTICLE V

The following terms, where capitalized in these Articles of Incorporation, shall have the meanings ascribed to them in this Article V:

“Change of Control Transaction” means (i) the sale, lease, exchange or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such merger, consolidation, business combination or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the merger, consolidation, business combination or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction; or (iii) the recapitalization, liquidation, dissolution or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or the surviving entity or its parent) and more than fifty percent (50%) of the total number of outstanding shares of the Corporation’s capital stock (or the surviving entity or its parent), in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Corporation immediately prior to the transaction.

“Class B Stockholder” means (i) the registered holder of a share of Class B Common Stock at the Effective Time and (ii) the initial registered holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Time.

“Distribution” means (i) any dividend or distribution of cash, property or shares of the Corporation’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Effective Time” means November 15, 2024 at 3:00 AM PST.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Conversion Date” means 5:00 p.m. in New York City, New York on the first Trading Day falling on or after the earliest of: (i) December 22, ~~2025~~2035 ; (ii) such date and time as determined by the Board of Directors

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following the first date on which Jeff Green is none of the following: (a) chief executive officer of the Corporation, (b) president of the Corporation or (c) chairman of the Board of Directors; and (iii) a date specified by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Class B Common Stock in the notice required by Section C.3(a) of Article IV.

“Rights” means any option, warrant, conversion right or contractual right of any kind to acquire shares of the Corporation’s authorized but unissued capital stock.

“Securities Exchange” means, at any time, the registered national securities exchange on which the Corporation’s equity securities are then principally listed or traded, which shall be either the New York Stock Exchange or NASDAQ Global Market (or similar national quotation system of the NASDAQ Stock Market) (“NASDAQ”) or any successor exchange of either the New York Stock Exchange or NASDAQ.

“SEC” means the Securities and Exchange Commission.

“Trading Day” means any day on which the Securities Exchange is open for trading.

“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer”: (a) the grant of a proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders; (b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner; or (c) the fact that, as of the Effective Time or at any time after the Effective Time, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock.

“Voting Control” with respect to a share of Class B Common Stock means the exclusive power (whether directly or indirectly) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

ARTICLE VI

A. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board of Directors (the “Whole Board”) shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B. Classified Board. The directors (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of these Articles of Incorporation (the “Preferred Stock Directors”)) shall be and are divided into three classes designated as Class I, Class II and Class III,

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respectively (the “Classified Board”). Each class shall consist, as nearly as may be possible, of one third of the Whole Board. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes of the Classified Board. The initial term of office of the Class III directors shall expire at the Corporation’s first annual meeting of stockholders following the Effective Time, the initial term of office of the Class I directors shall expire at the Corporation’s second annual meeting of stockholders following the Effective Time, and the initial term of office of the Class II directors shall expire at the Corporation’s third annual meeting of stockholders following the Effective Time. At each annual meeting of stockholders following the Effective Time, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible.

C. Term; Removal. Each director shall hold office until the annual meeting of stockholders at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Except for Preferred Stock Directors, directors may be removed only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D. Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, any vacancy occurring in the Board of Directors, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

E. Class A Directors. Notwithstanding anything to the contrary set forth herein, until the Final Conversion Date (or, if earlier, the date that no shares of Class B Common Stock remain issued and outstanding), the holders of Class A Common Stock, voting as a separate class, shall have the right to elect two directors to the Classified Board; provided that if the Whole Board consists of eight or fewer directors, then the holders of Class A Common Stock, voting as a separate class, shall have the right to elect one director to the Classified Board. Any seat filled by any director contemplated by the previous sentence is referred to as a “Class A Director Seat.” A director serving in a Class A Director Seat shall be assigned to such class as the Board shall determine from time to time. Any vacancy or newly created directorship occurring for any reason in a Class A Director Seat shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders unless the Board of Directors otherwise directs. All Class A Director Seats shall be eliminated on the Final Conversion Date (or, if earlier, on the date that no shares of Class B Common Stock remain issued and outstanding), and any director then serving in a Class A Director Seat shall hold office until the annual meeting of stockholders at which the term of office of such director’s class expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal pursuant to Section C of this Article VI.

ARTICLE VII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise expressly delegated by the Board of Directors pursuant to a

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resolution adopted by a majority of the Whole Board, the Board of Directors shall have the exclusive power and authority to appoint and remove officers of the Corporation.

B. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

C. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred upon it by Nevada law, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. In addition to any vote of the holders of any class or series of stock of the Corporation required by Nevada law or by these Articles of Incorporation (including any Preferred Stock Designation in respect of one or more series of Preferred Stock), the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairman of the Board of Directors (or in the event of co-chairmen, either co-chairman); (iii) the chief executive officer of the Corporation; or (iv) the president of the Corporation (in the event there is no chief executive officer of the Corporation). In addition, special meetings of the stockholders of the Corporation shall be called by the Secretary of the Corporation upon a request made in accordance with the Bylaws of the Corporation by one or more stockholders of record who own, or who are acting on behalf of beneficial owners who own, in the aggregate, at least 20% of the outstanding shares of Common Stock (as calculated in accordance with the Bylaws of the Corporation) on the record date determined pursuant to the Bylaws of the Corporation and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to such record date through the date of the conclusion of the special meeting so requested. Other than as provided in this Section D of this Article VII, special meetings of the stockholders of the Corporation may not be called by any other person or persons.

E. Stockholder Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (i) are signed by holders of record on the record date, as determined in accordance with the Bylaws of the Corporation, of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the Corporation at its registered office in the State of Nevada, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded.

F. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

G. Advance Notice of Stockholder Nominations. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VIII

A. Director and Officer Exculpation. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by Nevada law. If NRS 78.138 or any other law of the State of Nevada is hereafter amended to further eliminate or limit, or authorize corporate action further eliminating or

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limiting, the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the law of the State of Nevada as so amended, automatically and without further action, upon the date of such amendment.

B. Indemnification.

The Corporation, to the fullest extent permitted by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or is or was a director or officer of the Corporation serving as a director, officer, employee or agent at any other enterprise at the request of the Corporation or any predecessor to the Corporation.

The Corporation, to the fullest extent permitted by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

C. Vested Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption by amendment of these Articles of Incorporation of any provision inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise) prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, any state court located in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any Internal Action (as defined in NRS 78.046(4)(c) or any successor statute). If any action, the subject matter of which is within the scope of the immediately preceding sentence, is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten (10) days following such determination) or (B) any action arising under the Securities Act of 1933, as amended (the “Securities Act”). Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act, including all causes of action asserted against any defendant to such complaint.

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To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article IX. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Furthermore, notwithstanding the foregoing, the provisions of this Article IX will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (x) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (y) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE X

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision of these Articles of Incorporation inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X of these Articles of Incorporation.

ARTICLE XI

Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE XII

To the fullest extent not inconsistent with any applicable U.S. federal laws, any and all “internal actions” (as defined in NRS 78.046) must be tried in a court of competent jurisdiction before the presiding judge as a trier of fact and not before a jury. This Article XII shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.

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APPENDIX B-1

AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

(as of [ ● ], 2025)

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE	1
1.2	OTHER OFFICES	1

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS	1
2.2	ANNUAL MEETING	1
2.3	SPECIAL MEETING	1
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING	3
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS	8
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS	12
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	12
2.8	QUORUM	12
2.9	ADJOURNED MEETING; NOTICE	12
2.10	CONDUCT OF BUSINESS	13
2.11	VOTING	13
2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	13
2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	14
2.14	PROXIES	14
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE	15
2.16	INSPECTORS OF ELECTION	15

ARTICLE III. DIRECTORS

3.1	POWERS	16
3.2	NUMBER OF DIRECTORS	16
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	16
3.4	RESIGNATION AND VACANCIES	16
3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	16
3.6	REGULAR MEETINGS	17
3.7	SPECIAL MEETINGS; NOTICE	17
3.8	QUORUM	17
3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	17
3.10	FEES AND COMPENSATION OF DIRECTORS	18
3.11	REMOVAL OF DIRECTORS	18

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS	18
4.2	COMMITTEE MINUTES	18
4.3	MEETINGS AND ACTION OF COMMITTEES	18

ARTICLE V. OFFICERS

5.1	OFFICERS	19
5.2	APPOINTMENT OF OFFICERS	19

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5.3	SUBORDINATE OFFICERS	19
5.4	REMOVAL AND RESIGNATION OF OFFICERS	19
5.5	VACANCIES IN OFFICES	20
5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	20
5.7	AUTHORITY AND DUTIES OF OFFICERS	20

ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE OF RECORDS	20

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	20
7.2	STOCK CERTIFICATES	20
7.3	SPECIAL DESIGNATION ON CERTIFICATES	21
7.4	LOST CERTIFICATES	21
7.5	CONSTRUCTION; DEFINITIONS	21
7.6	DIVIDENDS	21
7.7	FISCAL YEAR	21
7.8	SEAL	21
7.9	TRANSFER OF STOCK	22
7.10	STOCK TRANSFER AGREEMENTS	22
7.11	STOCKHOLDERS OF RECORD	22
7.12	WAIVER OF NOTICE	22

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION	22
8.2	DEFINITION OF ELECTRONIC TRANSMISSION	23

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS	23
9.2	INDEMNIFICATION AGAINST EXPENSES	24
9.3	INDEMNIFICATION OF EMPLOYEES AND OTHER PERSONS	24
9.4	INSURANCE	24
9.5	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS	24
9.6	AMENDMENT	24

ARTICLE X. AMENDMENTS

ARTICLE XI. FORUM SELECTION

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AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE

The registered office of The Trade Desk, Inc. (the “Corporation”) shall be fixed in the Corporation’s articles of incorporation, as the same may be amended and/or restated from time to time (the “articles of incorporation”).

The Corporation’s board of directors (the “Board”) may any time change the Corporation’s registered agent or office by making the appropriate filing with the Nevada Secretary of State.

1.2	OTHER OFFICES

The Board may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Nevada Revised Statutes (as amended from time to time, “NRS”) 78.320(4) and any other applicable part of Title 7 of the NRS, or any successor provisions thereto. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2	ANNUAL MEETING

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3	SPECIAL MEETING

(i) A special meeting of the stockholders of the Corporation may be called at any time only by (a) the Board pursuant to a resolution adopted by a majority of the Whole Board; (b) the chairman of the Board (or in the event of co-chairmen, either co-chairman); (c) the chief executive officer; or (d) the president (in the absence of a chief executive officer). In addition, special meetings of the stockholders of the Corporation shall be called by the secretary of the Corporation upon a request made in accordance with this Section 2.3 by one or more persons who own, in the aggregate, at least 20% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock on the Ownership Record Date (as defined below) and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to the Ownership Record Date through the date of the conclusion of the special meeting so requested (a meeting called in accordance with this sentence, a “Stockholder Requested Meeting”). Other than as

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provided in this Section 2.3(i), special meetings of the stockholders of the Corporation may not be called by any other person or persons. For purposes of these bylaws, “Whole Board” shall mean the total number of authorized directors constituting the Board whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

(ii) For purposes of Section 2.3(i):

(a) A person is deemed to “own” only those outstanding shares of capital stock of the Corporation as to which such person holds the title directly or that such person is deemed to own by virtue of title being held by a nominee, custodian or other agent of such person pursuant to Rule 200(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and, in each case, as to which such person possesses both: (A) the full voting and investment authority pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) the shares, except that the number of shares calculated in accordance with the foregoing clauses (A) and (B) shall not include any shares (x) sold by such person in any transaction that has not been settled or closed, (y) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell, including, without limitation, any “short position” (as defined in Rule 14e-4(a) of the Exchange Act) or (z) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of capital stock of the Corporation, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future the person’s full right to vote or direct the voting of the shares and/or (ii) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person.

(b) A person’s ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

(iii) Any person seeking to request the calling of a Stockholder Requested Meeting may first request that the Board fix a record date to determine the persons entitled to request a special meeting (such record date, the “Ownership Record Date”) by delivering or mailing notice to the secretary of the Corporation at the principal executive offices of the Corporation. The Board may fix the Ownership Record Date, which shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board. If no such notice is given or if the Board does not, within ten (10) days of the secretary’s receipt of such notice, adopt a resolution fixing the Ownership Record Date, the Ownership Record Date shall be the date that the first request to call a special meeting is received by the secretary with respect to the proposed business to be conducted at a special meeting.

(iv) To be validly made in accordance with these bylaws, a request for a Stockholder Requested Meeting must:

(a) be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation during the period commencing on the date that is thirty (30) days after the date of the conclusion of the most recent annual meeting and ending on the date that is one hundred twenty (120) days prior to the one-year anniversary of the date of the conclusion of the most recent annual meeting;

(b) set forth any information necessary to verify the satisfaction of the conditions set forth in the second sentence of Section 2.3(i);

(c) set forth, as to each record stockholder (unless such record stockholder is acting solely as a nominee for a beneficial owner), each beneficial owner, if any, directing a record stockholder to sign such

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request and each other person on whose behalf such beneficial owner or record stockholder is acting, other than persons who have provided such request solely in response to any form of public solicitation for such requests (any such beneficial owner, record stockholder or other person, a “Disclosing Party”), the information required to be disclosed by a Proposing Person pursuant to Section 2.4(iii)(a)–(c) of these bylaws;

(d) set forth, with respect to each nomination, if any, of a director for election to the Board proposed to be made at such special meeting, the information required to be disclosed pursuant to Section 2.5(iv)(a)–(c) of these bylaws and the information and materials required under Section 2.5(viii) of these bylaws;

(e) not relate to an item of business that is not a proper subject for stockholder action under applicable law; and

(f) be updated and supplemented, if necessary, so that the information provided or required to be provided pursuant to this Section 2.3(iv) is true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, with such update and supplement being delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(v) A Stockholder Requested Meeting shall be held at such date, time and place, if any, as the Board shall fix; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request for such special meeting is made in accordance with this Section 2.3; provided further that the Board shall have discretion to determine whether or not to proceed with such special meeting if before or after such special meeting is noticed the requirements of this Section 2.3 do not remain satisfied (including if requests for such Stockholder Requested Meeting are revoked such that the conditions set forth in the second sentence of Section 2.3(i) do not remain satisfied).

(vi) No business may be transacted at such special meeting other than the business specified in such notice to stockholders, which, in the case of a Stockholder Requested Meeting, may include any other matters that the Board determines to include therein. Nothing contained in this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.

(vii) As used in this Section 2.3, “person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act. The term “person” shall also include all “affiliates” thereof, as such term is defined in Rule 12b-2 of the Exchange Act.

2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairman of the Board (or in the event of co-chairmen, either co-chairman), or (c) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of capital stock of the Corporation both

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at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act. The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws; provided that, in the case of a Stockholder Requested Meeting, for any matter specified in such notice pursuant to a request made in accordance with Section 2.3 of these bylaws, such matter may only be brought before such Stockholder Requested Meeting by a Disclosing Party present in person who made or directed such request. Any determination by the Board regarding the satisfaction of the requirements set forth in Section 2.3, Section 2.4 and Section 2.5 of these bylaws shall be binding on the Corporation and its stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders that is not a Stockholder Requested Meeting. For purposes of Sections 2.4 and 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting, either in person or by means of remote communication. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, (x) not earlier than the hundred twentieth (120th) day prior to such annual meeting and (y) not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; (C) the date or dates such shares were acquired; (D) the investment intent of such acquisition; and (E) any pledge by such Proposing Person with respect to any of such

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shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

(b) As to each Proposing Person,

(A) the full notional amount and material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of capital stock of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation,

(i) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any shares of any class or series of shares of capital stock of the Corporation,

(ii) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of capital stock of the Corporation, including, without limitation, a stock loan transaction, a stock borrow transaction, or a share repurchase transaction, or

(iii) any contract, derivative, swap or other transaction or series of transactions designed to

(x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of capital stock of the Corporation,

(y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of capital stock of the Corporation, or

(z) increase or decrease the voting power in respect of any class or series of shares of capital stock of the Corporation of such Proposing Person,

including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of capital stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any shares of any class or series of shares of capital stock of the Corporation;

provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional

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amount of any securities that underlie any Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer,

(B) any rights to dividends on the shares of any class or series of shares of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of capital stock of the Corporation,

(C) (x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting,

(D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons,

(E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names),

(F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,

(G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand,

(H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement),

(I) any proportionate interest in shares of capital stock of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (i) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (ii) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity,

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(J) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal, and

(K) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act,

(the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(iv) For purposes of this Section 2.4, “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(v) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vi) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement

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required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(vii) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(viii) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(ix) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS

(i) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, (b) by a stockholder present in person (as defined in Section 2.4 of these bylaws), (A) who was a record owner of shares of capital stock of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination, or (c) in the case of a Stockholder Requested Meeting, by a Disclosing Party present in person who made or directed a request for such meeting in accordance with Section 2.3 of these bylaws. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting that is not a Stockholder Requested Meeting. The foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at a Stockholder Requested Meeting.

(ii) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (b) provide the information, agreements and questionnaires with respect to each Nominating Person (as defined below) and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. If the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting that is not a Stockholder Requested Meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at such special meeting, the stockholder must (a) provide Timely Notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the

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information with respect to each Nominating Person and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting that is not a Stockholder Requested Meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(ix) of these bylaws) of the date of such special meeting was first made (such notice within such time periods, “Special Meeting Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii) In no event may a Nominating Person provide Timely Notice or Special Meeting Timely Notice, as applicable, with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice or Special Meeting Timely Notice, as applicable, or (ii) the tenth (10th) day following the date of public disclosure (as defined in Section 2.4 of these bylaws) of such increase.

(iv) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary shall set forth:

(a) As to each Nominating Person, the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(b) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.4(iii)(b)(J) of these bylaws, the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group that intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and

(c) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected and to serving as a director if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates (as defined in Rule 14a-1(a) promulgated under the Exchange Act) or any other participants (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Nominee Information”), and (C) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(viii).

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(v) For purposes of this Section 2.5, “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any participant (as defined in paragraphs (a)(ii)–(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(vi) The Board may require that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vii) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice or the materials delivered pursuant to this Section 2.5, as applicable, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination, including by changing or adding nominees, or to submit any new nomination, or to submit any new proposal, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(viii) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in this Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in the form provided by the Corporation upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in the form provided by the Corporation upon written request of any stockholder of record therefor) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(ix) The Board may also require any proposed nominee to furnish such other information related to such nominee’s eligibility or qualification to serve as director as may reasonably be requested by the Board in

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writing prior to the meeting of stockholders at which such nominee’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information (A) in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. Such other information shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(x) A proposed nominee shall further update and supplement the materials delivered pursuant to this Section 2.5 if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(xi) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has, or is part of a group that has, complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder, in accordance with the time frames required under this Section 2.5 or by Rule 14a-19 promulgated under the Exchange Act, as applicable, and (ii) if (1) any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act and (2) (x) such notice in accordance with Rule 14a-19(b) is not provided within the time period for Timely Notice or Special Meeting Timely Notice, as applicable, (y) such Nominating Person subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act or (z) such Nominating Person fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of such Nominating Person’s proposed nominees shall be disregarded, notwithstanding that each such nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any meeting of stockholders (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(xii) No proposed nominee nominated pursuant to Section 2.5(i)(b) shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such

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proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

(xiii) Notwithstanding anything in these bylaws to the contrary, no proposed nominee shall be eligible to be seated as a director of the Corporation unless nominated in accordance with this Section 2.5 and elected as a director.

2.6	NOTICE OF STOCKHOLDERS’ MEETINGS

Unless otherwise provided by law, the articles of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the Nevada Corporation Law, including, without limitation, NRS 78.379, 92A.120 or 92A.410. Failure to deliver such notice or obtain a waiver thereof shall not cause the meeting to be lost, but it shall be adjourned by the stockholders present for a period not to exceed sixty (60) days until any deficiency to notice or waiver shall be supplied.

2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be deemed given:

(i) if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the Corporation’s records; or

(ii) if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8	QUORUM

Unless otherwise provided by law, the articles of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9	ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if

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any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the Nevada Corporation Law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10	CONDUCT OF BUSINESS

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11	VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws.

Except as may be otherwise provided in the articles of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the articles of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

(i) Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (a) shall be signed by holders of record on the record date established pursuant to Section 2.12(ii) below (the “Written Consent Record Date”) of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the Corporation at its registered office in the State of Nevada, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective to take corporate action unless, within sixty (60) days of the earliest dated valid consent delivered in the manner described in this Section 2.12, written consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 2.12. Only stockholders of record on the Written Consent Record Date shall be entitled to consent to corporate action in writing without a meeting.

(ii) Without qualification, any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.12(ii) from any such stockholder, the Board may adopt a resolution fixing a Written Consent

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Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no resolution fixing a record date has been adopted by the Board within such ten (10) day period after the date on which such a request is received, (i) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board is required by the Nevada Corporation Law, shall be the first date on which valid signed written consents constituting a majority of the voting power of the outstanding shares of capital stock of the Corporation and setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 2.12, and (ii) the Written Consent Record Date for determining stockholders entitled to consent to such action, when prior action by the Board is required by the Nevada Corporation Law, shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting to a date not more than sixty (60) days after the record date; provided, however, that the Board may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

2.14	PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Exchange Act, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, which may not exceed seven (7) years, or is deemed irrevocable pursuant to the applicable provisions of the Nevada Corporation Law. A proxy shall be irrevocable if it states on its face that it is irrevocable and if, and only for so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering an instrument in writing stating that the proxy is revoked or by filing another proxy bearing a later date with the Secretary of the Corporation. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

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Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the Corporation shall prepare and make, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.15 or to vote in person or by proxy at any meeting of stockholders.

2.16	INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii) receive votes or ballots;

(iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv) count and tabulate all votes;

(v) determine when the polls shall close;

(vi) determine the result; and

(vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

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ARTICLE III. DIRECTORS

3.1	POWERS

Subject to the provisions of the Nevada Corporation Law and any limitations in the articles of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the Board has full control over the affairs of the Corporation.

3.2	NUMBER OF DIRECTORS

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

If so provided in the articles of incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4	RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the articles of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, through electronic communications, videoconferencing, teleconferencing, or other available technology or other communications equipment permitted under the Nevada Corporation Law by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

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3.6	REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7	SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president (in the event there is no chief executive officer of the Corporation), the secretary, the Lead Director (as defined below) or a majority of the number of directors then in office. Special meetings of the independent directors of the Board (the “Independent Director Meetings”) to discuss any topic the Lead Director or any other independent director deems appropriate may be called at any time by the Lead Director.

Notice of the time and place of special meetings (including Independent Director Meetings) shall be:

(i)	delivered personally by hand, by courier or by telephone;

(ii)	sent by United States first-class mail, postage prepaid;

(iii)	sent by facsimile or electronic mail; or

(iv)	sent by other means of electronic transmission, as provided in Article VIII of these bylaws,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8	QUORUM

At all meetings of the Board, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the articles of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission (as such terms are defined in NRS Chapter 75) and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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3.10	FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the articles of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11	REMOVAL OF DIRECTORS

Except as otherwise provided by the Nevada Corporation Law or the articles of incorporation, the Board or any individual director may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Nevada Corporation Law to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2	COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings and meetings by telephone);

(ii)	Section 3.6 (regular meetings);

(iii)	Section 3.7 (special meetings and notice);

(iv)	Section 3.8 (quorum);

(v)	Section 3.9 (action without a meeting); and

(vi)	Section 7.12 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However: the time of regular meetings of committees may be determined either

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by resolution of the Board or by resolution of the committee; special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V. OFFICERS

5.1	OFFICERS

The officers of the Corporation shall be a president, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board (or co-chairmen of the Board), a vice chairman of the Board, a chief executive officer, a chief financial officer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

If the chairman of the Board is a member of management or does not otherwise qualify as an independent director as determined in accordance with the applicable rules of the SEC and the Corporation’s principal stock exchange, the independent directors (as determined in accordance with such rules) shall elect a lead director (the “Lead Director”) who shall be an independent director as determined in accordance with such rules. In addition to the responsibilities set forth in the Corporation’s Corporate Governance Guidelines, as amended from time to time, and presiding at all meetings of the independent directors of the Board called in accordance with Section 3.7 of these bylaws, the Lead Director shall preside at all meetings of the Board at which the chairman of the Board is not present, including executive sessions.

5.2	APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

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5.5	VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7	AUTHORITY AND DUTIES OF OFFICERS

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE OF RECORDS

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep copies of those records required by NRS 78.105, as the same may be amended from time to time.

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2	STOCK CERTIFICATES

The shares of capital stock of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of capital stock of the Corporation, if any, shall be in such form as is consistent with the articles of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman (or in the event of co-chairmen, either co-chairman) or vice-chairman of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

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7.3	SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4	LOST CERTIFICATES

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in NRS Title 7 shall govern the construction of these bylaws. For purposes of these bylaws, “Nevada Corporation Law” shall mean Chapters 75, 78, 92A and any other applicable chapters of Title 7 of the NRS. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an Entity (as defined in NRS 78.010) and a natural person.

7.6	DIVIDENDS

The Board, subject to any restrictions contained in either (i) the Nevada Corporation Law or (ii) the articles of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7	FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8	SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

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7.9	TRANSFER OF STOCK

Shares of capital stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of capital stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10	STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of capital stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Corporation Law.

7.11	STOCKHOLDERS OF RECORD

The Corporation:

(i) shall be entitled to recognize the exclusive right of a Stockholder of Record (as defined in NRS 78.010) as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

7.12	WAIVER OF NOTICE

Whenever notice is required to be given under any provision of Nevada Corporation Law, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Corporation Law, the articles of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the articles of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given, or

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authorized in a manner permitted by the Nevada Corporation Law. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2	DEFINITION OF ELECTRONIC TRANSMISSION

For purposes of these bylaws, an “electronic transmission” means any form or process of communication not directly involving the physical transfer of paper or another tangible medium, including, without limitation, any form or process of communication through the use of or participation in a blockchain, which (i) is suitable for the retention, retrieval and reproduction of information by the recipient and (ii) is retrievable and reproducible in paper form by the recipient through an automated process used in conventional commercial practice, unless otherwise authorized in accordance with subsection 8 of NRS 75.150.

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall, to the fullest extent permitted by Nevada law, indemnify any person who is or was a director or officer of the Corporation or is or was a director or officer of the Corporation serving at the Corporation’s request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity (each such person, an “Indemnitee”) against expenses, including without limitation attorneys’ fees, costs, expenses, judgments, fines and amounts paid in settlement (collectively, “Expenses”), actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether or not an action, suit or proceeding by or in the right of the Corporation, to which the Indemnitee is, was or is threatened to be made a party by reason of being an Indemnitee.

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9.2	INDEMNIFICATION AGAINST EXPENSES

The Expenses of Indemnitees must be paid or reimbursed by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit, proceeding or claim described in Section 9.1 of this Article IX, to the fullest extent permitted by Nevada law.

9.3	INDEMNIFICATION OF EMPLOYEES AND OTHER PERSONS

The Corporation may, by action of the Board and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

9.4	INSURANCE

The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

9.5	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS

The rights of indemnification set out in this Article IX shall be in addition to, and not exclusive of, any other rights to which any Indemnitee may be entitled under the articles of incorporation, these bylaws any other agreement with the Corporation, any action taken by the stockholders or disinterested directors of the Corporation, or otherwise. The indemnification provided under this Article IX shall inure to the benefit of the heirs, executors and administrators of an Indemnitee.

9.6	AMENDMENT

The provisions of this Article IX may be amended as provided in Article X; provided, however, no amendment or repeal of such provisions which adversely affects the rights of a director or officer under this Article IX with respect to his or her acts or omissions prior to such amendment or repeal, shall apply to him or her without his or her consent.

ARTICLE X. AMENDMENTS

Subject to the limitations set forth in Section 9.6 of these bylaws or the provisions of the articles of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the number of directors then in office. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the articles of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

ARTICLE XI. FORUM SELECTION

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, any state court located in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any Internal Action (as defined in

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NRS 78.046(4)(c) or any successor statute). If any action, the subject matter of which is within the scope of the immediately preceding sentence, is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten (10) days following such determination) or (B) any action arising under the Securities Act of 1933, as amended (the “Securities Act”). Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act, including all causes of action asserted against any defendant to such complaint.

To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article XI. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Furthermore, notwithstanding the foregoing, the provisions of this Article XI will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (x) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any paragraph of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (y) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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APPENDIX B-2

AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

(as of ~~November 15~~[ ● ], ~~2024~~2025)

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE	1
1.2	OTHER OFFICES	1

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS	1
2.2	ANNUAL MEETING	1
2.3	SPECIAL MEETING	1
2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING	3
2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS	8
2.6	NOTICE OF STOCKHOLDERS’ MEETINGS	12
2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE	12
2.8	QUORUM	12
2.9	ADJOURNED MEETING; NOTICE	12
2.10	CONDUCT OF BUSINESS	12
2.11	VOTING	13
2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING	13
2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS	14
2.14	PROXIES	14
2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE	14
2.16	INSPECTORS OF ELECTION	15

ARTICLE III. DIRECTORS

3.1	POWERS	15
3.2	NUMBER OF DIRECTORS	16
3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS	16
3.4	RESIGNATION AND VACANCIES	16
3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE	16
3.6	REGULAR MEETINGS	16
3.7	SPECIAL MEETINGS; NOTICE	16
3.8	QUORUM	17
3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING	17
3.10	FEES AND COMPENSATION OF DIRECTORS	17
3.11	REMOVAL OF DIRECTORS	18

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS	18
4.2	COMMITTEE MINUTES	18
4.3	MEETINGS AND ACTION OF COMMITTEES	18

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ARTICLE V. OFFICERS

5.1	OFFICERS	19
5.2	APPOINTMENT OF OFFICERS	19
5.3	SUBORDINATE OFFICERS	19
5.4	REMOVAL AND RESIGNATION OF OFFICERS	19
5.5	VACANCIES IN OFFICES	19
5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS	19
5.7	AUTHORITY AND DUTIES OF OFFICERS	20

ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE OF RECORDS	20

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	20
7.2	STOCK CERTIFICATES	20
7.3	SPECIAL DESIGNATION ON CERTIFICATES	20
7.4	LOST CERTIFICATES	21
7.5	CONSTRUCTION; DEFINITIONS	21
7.6	DIVIDENDS	21
7.7	FISCAL YEAR	21
7.8	SEAL	21
7.9	TRANSFER OF STOCK	21
7.10	STOCK TRANSFER AGREEMENTS	22
7.11	STOCKHOLDERS OF RECORD	22
7.12	WAIVER OF NOTICE	22

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION	22
8.2	DEFINITION OF ELECTRONIC TRANSMISSION	23

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS	23
9.2	INDEMNIFICATION AGAINST EXPENSES	23
9.3	INDEMNIFICATION OF EMPLOYEES AND OTHER PERSONS	23
9.4	INSURANCE	24
9.5	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS	24
9.6	AMENDMENT	24

ARTICLE X. AMENDMENTS

ARTICLE XI. FORUM SELECTION

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AMENDED AND RESTATED BYLAWS

OF

THE TRADE DESK, INC.

ARTICLE I. CORPORATE OFFICES

1.1	REGISTERED OFFICE

The registered office of The Trade Desk, Inc. (the “Corporation”) shall be fixed in the Corporation’s articles of incorporation, as the same may be amended and/or restated from time to time (the “articles of incorporation”).

The Corporation’s board of directors (the “Board”) may any time change the Corporation’s registered agent or office by making the appropriate filing with the Nevada Secretary of State.

1.2	OTHER OFFICES

The Board may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II. MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Nevada Revised ~~Statues~~Statutes (as amended from time to time, “NRS”) 78.320(4) and any other applicable part of Title 7 of the NRS, or any successor provisions thereto. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2	ANNUAL MEETING

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3	SPECIAL MEETING

(i) A special meeting of the stockholders of the Corporation may be called at any time only by (a) the Board pursuant to a resolution adopted by a majority of the Whole Board; (b) the chairman of the Board (or in the event of co-chairmen, either co-chairman); (c) the chief executive officer; or (d) the president (in the absence of a chief executive officer). In addition, special meetings of the stockholders of the Corporation shall be called by the secretary of the Corporation upon a request made in accordance with this Section 2.3 by one or more persons who own, in the aggregate, at least 20% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock on the Ownership Record Date (as defined below) and who each have owned at least such number of shares included in such aggregate amount continuously from the date that is one year prior to the Ownership Record Date through the date of the conclusion of the special meeting so requested (a meeting called in accordance with this sentence, a “Stockholder Requested Meeting”). Other than as provided in this Section 2.3(i), special meetings of the stockholders of the Corporation may not be called by any

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other person or persons. For purposes of these bylaws, “Whole Board” shall mean the total number of authorized directors constituting the Board whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

(ii) For purposes of Section 2.3(i):

(a) A person is deemed to “own” only those outstanding shares of capital stock of the Corporation as to which such person holds the title directly or that such person is deemed to own by virtue of title being held by a nominee, custodian or other agent of such person pursuant to Rule 200(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and, in each case, as to which such person possesses both: (A) the full voting and investment authority pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) the shares, except that the number of shares calculated in accordance with the foregoing clauses (A) and (B) shall not include any shares (x) sold by such person in any transaction that has not been settled or closed, (y) borrowed by the person for any purposes or purchased by the person pursuant to an agreement to resell, including, without limitation, any “short position” (as defined in Rule 14e-4(a) of the Exchange Act) or (z) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by the person, whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of capital stock of the Corporation, if the instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future the person’s full right to vote or direct the voting of the shares and/or (ii) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of the shares by the person.

(b) A person’s ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

(iii) Any person seeking to request the calling of a Stockholder Requested Meeting may first request that the Board fix a record date to determine the persons entitled to request a special meeting (such record date, the “Ownership Record Date”) by delivering or mailing notice to the secretary of the Corporation at the principal executive offices of the Corporation. The Board may fix the Ownership Record Date, which shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the Ownership Record Date is adopted by the Board. If no such notice is given or if the Board does not, within ten (10) days of the secretary’s receipt of such notice, adopt a resolution fixing the Ownership Record Date, the Ownership Record Date shall be the date that the first request to call a special meeting is received by the secretary with respect to the proposed business to be conducted at a special meeting.

(iv) To be validly made in accordance with these bylaws, a request for a Stockholder Requested Meeting must:

(a) be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation during the period commencing on the date that is thirty (30) days after the date of the conclusion of the most recent annual meeting and ending on the date that is one hundred twenty (120) days prior to the one-year anniversary of the date of the conclusion of the most recent annual meeting;

(b) set forth any information necessary to verify the satisfaction of the conditions set forth in the second sentence of Section 2.3(i);

(c) set forth, as to each record stockholder (unless such record stockholder is acting solely as a nominee for a beneficial owner), each beneficial owner, if any, directing a record stockholder to sign such request and each other person on whose behalf such beneficial owner or record stockholder is acting, other than

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persons who have provided such request solely in response to any form of public solicitation for such requests (any such beneficial owner, record stockholder or other person, a “Disclosing Party”), the information required to be disclosed by a Proposing Person pursuant to Section 2.4(iii)(a)–(c) of these bylaws;

(d) set forth, with respect to each nomination, if any, of a director for election to the Board proposed to be made at such special meeting, the information required to be disclosed pursuant to Section 2.5(iv)(a)–(c) of these bylaws and the information and materials required under Section 2.5(viii) of these bylaws;

(e) not relate to an item of business that is not a proper subject for stockholder action under applicable law; and

(f) be updated and supplemented, if necessary, so that the information provided or required to be provided pursuant to this Section 2.3(iv) is true and correct as of the record date for notice of the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, with such update and supplement being delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(v) A Stockholder Requested Meeting shall be held at such date, time and place, if any, as the Board shall fix; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request for such special meeting is made in accordance with this Section 2.3; provided further that the Board shall have discretion to determine whether or not to proceed with such special meeting if before or after such special meeting is noticed the requirements of this Section 2.3 do not remain satisfied (including if requests for such Stockholder Requested Meeting are revoked such that the conditions set forth in the second sentence of Section 2.3(i) do not remain satisfied).

(vi) No business may be transacted at such special meeting other than the business specified in such notice to stockholders, which, in the case of a Stockholder Requested Meeting, may include any other matters that the Board determines to include therein. Nothing contained in this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.

(vii) As used in this Section 2.3, “person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act. The term “person” shall also include all “affiliates” thereof, as such term is defined in Rule 12b-2 of the Exchange Act.

2.4	ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairman of the Board (or in the event of co-chairmen, either co-chairman), or (c) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of capital stock of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to

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vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act. The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws; provided that, in the case of a Stockholder Requested Meeting, for any matter specified in such notice pursuant to a request made in accordance with Section 2.3 of these bylaws, such matter may only be brought before such Stockholder Requested Meeting by a Disclosing Party present in person who made or directed such request. Any determination by the Board regarding the satisfaction of the requirements set forth in Section 2.3, Section 2.4 and Section 2.5 of these bylaws shall be binding on the Corporation and its stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders that is not a Stockholder Requested Meeting. For purposes of Sections 2.4 and 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting, either in person or by means of remote communication. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, (x) not earlier than the hundred twentieth (120th) day prior to such annual meeting and (y) not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; (C) the date or dates such shares were acquired; (D) the investment intent of such acquisition; and (E) any pledge by such Proposing Person with respect to any of such shares (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Stockholder Information”);

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(b) As to each Proposing Person,

(A) the full notional amount and material terms and conditions of any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) or a “put equivalent position” (as such term is defined in Rule 16a-1(h) under the Exchange Act) or other derivative or synthetic arrangement in respect of any class or series of shares of capital stock of the Corporation (“Synthetic Equity Position”) that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person, including, without limitation,

(i) any option, warrant, convertible security, stock appreciation right, future or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the value of any shares of any class or series of shares of capital stock of the Corporation,

(ii) any derivative or synthetic arrangement having the characteristics of a long position or a short position in any class or series of shares of capital stock of the Corporation, including, without limitation, a stock loan transaction, a stock borrow transaction, or a share repurchase transaction, or

(iii) any contract, derivative, swap or other transaction or series of transactions designed to

(x) produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of capital stock of the Corporation,

(y) mitigate any loss relating to, reduce the economic risk (of ownership or otherwise) of, or manage the risk of share price decrease in, any class or series of shares of capital stock of the Corporation, or

(z) increase or decrease the voting power in respect of any class or series of shares of capital stock of the Corporation of such Proposing Person,

including, without limitation, due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of capital stock of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of capital stock of the Corporation, through the delivery of cash or other property, or otherwise, and without regard to whether the holder thereof may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the price or value of any shares of any class or series of shares of capital stock of the Corporation;

provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie any Synthetic Equity Position that is, directly or indirectly, held or maintained by, held for the benefit of, or involving such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer,

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(B) any rights to dividends on the shares of any class or series of shares of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of capital stock of the Corporation,

(C) (x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting,

(D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons,

(E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names),

(F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation,

(G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand,

(H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement),

(I) any proportionate interest in shares of capital stock of the Corporation or a Synthetic Equity Position held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such Proposing Person (i) is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (ii) is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity,

(J) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal, and

(K) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act,

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(the disclosures to be made pursuant to the foregoing clauses (A) through (H) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(iv) For purposes of this Section 2.4, “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(v) The Board may request that any Proposing Person furnish such additional information as may be reasonably required by the Board. Such Proposing Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vi) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(vii) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding

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officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(viii) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(ix) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5	ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS

(i) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, (b) by a stockholder present in person (as defined in Section 2.4 of these bylaws), (A) who was a record owner of shares of capital stock of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination, or (c) in the case of a Stockholder Requested Meeting, by a Disclosing Party present in person who made or directed a request for such meeting in accordance with Section 2.3 of these bylaws. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting that is not a Stockholder Requested Meeting. The foregoing clause (c) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at a Stockholder Requested Meeting.

(ii) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (b) provide the information, agreements and questionnaires with respect to each Nominating Person (as defined below) and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. If the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting that is not a Stockholder Requested Meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at such special meeting, the stockholder must (a) provide Timely Notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the information with respect to each Nominating Person and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting that is not a Stockholder Requested Meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(ix) of these bylaws) of the date of such special meeting was first made (such notice within such time periods, “Special Meeting Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

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(iii) In no event may a Nominating Person provide Timely Notice or Special Meeting Timely Notice, as applicable, with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (i) the conclusion of the time period for Timely Notice or Special Meeting Timely Notice, as applicable, or (ii) the tenth (10th) day following the date of public disclosure (as defined in Section 2.4 of these bylaws) of such increase.

(iv) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary shall set forth:

(a) As to each Nominating Person, the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(b) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting); and provided that, in lieu of including the information set forth in Section 2.4(iii)(b)(J) of these bylaws, the Nominating Person’s notice for purposes of this Section 2.5 shall include a representation as to whether the Nominating Person intends or is part of a group that intends to deliver a proxy statement and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and

(c) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and accompanying proxy card relating to the Corporation’s next meeting of stockholders at which directors are to be elected and to serving as a director if elected), (B) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates (as defined in Rule 14a-1(a) promulgated under the Exchange Act) or any other participants (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Nominee Information”), and (C) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(viii).

(v) For purposes of this Section 2.5, “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any participant (as defined in paragraphs (a)(ii)–(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(vi) The Board may require that any Nominating Person furnish such additional information as may be reasonably required by the Board. Such Nominating Person shall provide such additional information within ten (10) business days after it has been requested by the Board.

(vii) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice or the materials delivered pursuant to this Section 2.5, as applicable, if

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necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination, including by changing or adding nominees, or to submit any new nomination, or to submit any new proposal, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(viii) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in this Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in the form provided by the Corporation upon written request of any stockholder of record therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in the form provided by the Corporation upon written request of any stockholder of record therefor) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(ix) The Board may also require any proposed nominee to furnish such other information related to such nominee’s eligibility or qualification to serve as director as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such nominee’s nomination is to be acted upon. Without limiting the generality of the foregoing, the Board may request such other information (A) in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation or to comply with the director qualification standards and additional selection criteria in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. Such other information shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the request by the Board has been delivered to, or mailed and received by, the Nominating Person.

(x) A proposed nominee shall further update and supplement the materials delivered pursuant to this Section 2.5 if necessary, so that the information provided or required to be provided pursuant to this Section 2.5

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shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(xi) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations. Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, (i) no Nominating Person shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Person has, or is part of a group that has, complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder, in accordance with the time frames required under this Section 2.5 or by Rule 14a-19 promulgated under the Exchange Act, as applicable, and (ii) if (1) any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act and (2) (x) such notice in accordance with Rule 14a-19(b) is not provided within the time period for Timely Notice or Special Meeting Timely Notice, as applicable, (y) such Nominating Person subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act or (z) such Nominating Person fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the nomination of such Nominating Person’s proposed nominees shall be disregarded, notwithstanding that each such nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any meeting of stockholders (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). If any Nominating Person provides notice in accordance with Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Person shall deliver to the Corporation, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.

(xii) No proposed nominee nominated pursuant to Section 2.5(i)(b) shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

(xiii) Notwithstanding anything in these bylaws to the contrary, no proposed nominee shall be eligible to be seated as a director of the Corporation unless nominated in accordance with this Section 2.5 and elected as a director.

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2.6	NOTICE OF STOCKHOLDERS’ MEETINGS

Unless otherwise provided by law, the articles of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the Nevada Corporation Law, including, without limitation, NRS 78.379, 92A.120 or 92A.410. Failure to deliver such notice or obtain a waiver thereof shall not cause the meeting to be lost, but it shall be adjourned by the stockholders present for a period not to exceed sixty (60) days until any deficiency to notice or waiver shall be supplied.

2.7	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be deemed given:

(i) if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the Corporation’s records; or

(ii) if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8	QUORUM

Unless otherwise provided by law, the articles of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9	ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the Nevada Corporation Law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10	CONDUCT OF BUSINESS

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

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2.11	VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws.

Except as may be otherwise provided in the articles of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the articles of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

(i) Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (a) shall be signed by holders of record on the record date established pursuant to Section 2.12(ii) below (the “Written Consent Record Date”) of outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the Corporation at its registered office in the State of Nevada, at its principal place of business or to an officer or agent of the Corporation having custody of the minute books in which proceedings of meetings of stockholders are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each stockholder who signs the consent, and no written consent shall be effective to take corporate action unless, within sixty (60) days of the earliest dated valid consent delivered in the manner described in this Section 2.12, written consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner described in this Section 2.12. Only stockholders of record on the Written Consent Record Date shall be entitled to consent to corporate action in writing without a meeting.

(ii) Without qualification, any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.12(ii) from any such stockholder, the Board may adopt a resolution fixing a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no resolution fixing a record date has been adopted by the Board within such ten (10) day period after the date on which such a request is received, (i) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board is required by the Nevada Corporation Law, shall be the first date on which valid signed written consents constituting a majority of the voting power of the outstanding shares of capital stock of the Corporation and setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner described in this Section 2.12, and (ii) the Written Consent Record Date for determining stockholders entitled to consent to such action, when prior action by the Board is required by the Nevada Corporation Law, shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

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2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting to a date not more than sixty (60) days after the record date; provided, however, that the Board may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set for the original meeting.

2.14	PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, including Rule 14a-19 promulgated under the Exchange Act, filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, which may not exceed seven (7) years, or is deemed irrevocable pursuant to the applicable provisions of the Nevada Corporation Law. A proxy shall be irrevocable if it states on its face that it is irrevocable and if, and only for so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering an instrument in writing stating that the proxy is revoked or by filing another proxy bearing a later date with the Secretary of the Corporation. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

2.15	LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the Corporation shall prepare and make, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to

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the examination of any stockholder, for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.15 or to vote in person or by proxy at any meeting of stockholders.

2.16	INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii) receive votes or ballots;

(iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv) count and tabulate all votes;

(v) determine when the polls shall close;

(vi) determine the result; and

(vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.

ARTICLE III. DIRECTORS

3.1	POWERS

Subject to the provisions of the Nevada Corporation Law and any limitations in the articles of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the Board has full control over the affairs of the Corporation.

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3.2	NUMBER OF DIRECTORS

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

If so provided in the articles of incorporation, the directors of the Corporation shall be divided into three (3) classes.

3.4	RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the articles of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, through electronic communications, videoconferencing, teleconferencing, or other available technology or other communications equipment permitted under the Nevada Corporation Law by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6	REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7	SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president (in the event

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there is no chief executive officer of the Corporation), the secretary, the Lead Director (as defined below) or a majority of the number of directors then in office. Special meetings of the independent directors of the Board (the “Independent Director Meetings”) to discuss any topic the Lead Director or any other independent director deems appropriate may be called at any time by the Lead Director.

Notice of the time and place of special meetings (including Independent Director Meetings) shall be:

(i)	delivered personally by hand, by courier or by telephone;

(ii)	sent by United States first-class mail, postage prepaid;

(iii)	sent by facsimile or electronic mail; or

(iv)	sent by other means of electronic transmission, as provided in Article VIII of these bylaws,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8	QUORUM

At all meetings of the Board, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the articles of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission (as such terms are defined in NRS Chapter 75) and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10	FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the articles of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

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3.11	REMOVAL OF DIRECTORS

Except as otherwise provided by the Nevada Corporation Law or the articles of incorporation, the Board or any individual director may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV. COMMITTEES

4.1	COMMITTEES OF DIRECTORS

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Nevada Corporation Law to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2	COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings and meetings by telephone);

(ii)	Section 3.6 (regular meetings);

(iii)	Section 3.7 (special meetings and notice);

(iv)	Section 3.8 (quorum);

(v)	Section 3.9 (action without a meeting); and

(vi)	Section 7.12 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee; special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

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ARTICLE V. OFFICERS

5.1	OFFICERS

The officers of the Corporation shall be a president, a secretary and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board (or co-chairmen of the Board), a vice chairman of the Board, a chief executive officer, a chief financial officer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

If the chairman of the Board is a member of management or does not otherwise qualify as an independent director as determined in accordance with the applicable rules of the SEC and the Corporation’s principal stock exchange, the independent directors (as determined in accordance with such rules) shall elect a lead director (the “Lead Director”) who shall be an independent director as determined in accordance with such rules. In addition to the responsibilities set forth in the Corporation’s Corporate Governance Guidelines, as amended from time to time, and presiding at all meetings of the independent directors of the Board called in accordance with Section 3.7 of these bylaws, the Lead Director shall preside at all meetings of the Board at which the chairman of the Board is not present, including executive sessions.

5.2	APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5	VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the Board (or in the event of co-chairmen, either co-chairman), the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any

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other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7	AUTHORITY AND DUTIES OF OFFICERS

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI. RECORDS AND REPORTS

6.1	MAINTENANCE OF RECORDS

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep copies of those records required by NRS 78.105, as the same may be amended from time to time.

ARTICLE VII. GENERAL MATTERS

7.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2	STOCK CERTIFICATES

The shares of capital stock of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of capital stock of the Corporation, if any, shall be in such form as is consistent with the articles of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman (or in the event of co-chairmen, either co-chairman) or vice-chairman of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

7.3	SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or

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rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4	LOST CERTIFICATES

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in NRS Title 7 shall govern the construction of these bylaws. For purposes of these bylaws, “Nevada Corporation Law” shall mean Chapters 75, 78, 92A and any other applicable chapters of Title 7 of the NRS. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an Entity (as defined in NRS 78.010) and a natural person.

7.6	DIVIDENDS

The Board, subject to any restrictions contained in either (i) the Nevada Corporation Law or (ii) the articles of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7	FISCAL YEAR

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8	SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9	TRANSFER OF STOCK

Shares of capital stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of capital stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the

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Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10	STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of capital stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Corporation Law.

7.11	STOCKHOLDERS OF RECORD

The Corporation:

(i) shall be entitled to recognize the exclusive right of a Stockholder of Record (as defined in NRS 78.010) as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

7.12	WAIVER OF NOTICE

Whenever notice is required to be given under any provision of Nevada Corporation Law, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

ARTICLE VIII. NOTICE BY ELECTRONIC TRANSMISSION

8.1	NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Corporation Law, the articles of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the articles of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given, or authorized in a manner permitted by the Nevada Corporation Law. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

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However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2	DEFINITION OF ELECTRONIC TRANSMISSION

For purposes of these bylaws, an “electronic transmission” means any form or process of communication not directly involving the physical transfer of paper or another tangible medium, including, without limitation, any form or process of communication through the use of or participation in a blockchain, which (i) is suitable for the retention, retrieval and reproduction of information by the recipient and (ii) is retrievable and reproducible in paper form by the recipient through an automated process used in conventional commercial practice, unless otherwise authorized in accordance with subsection 8 of NRS 75.150.

ARTICLE IX. INDEMNIFICATION

9.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall, to the fullest extent permitted by Nevada law, indemnify any person who is or was a director or officer of the Corporation or is or was a director or officer of the Corporation serving at the Corporation’s request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity (each such person, an “Indemnitee”) against expenses, including without limitation attorneys’ fees, costs, expenses, judgments, fines and amounts paid in settlement (collectively, “Expenses”), actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether or not an action, suit or proceeding by or in the right of the Corporation, to which the Indemnitee is, was or is threatened to be made a party by reason of being an Indemnitee.

9.2	INDEMNIFICATION AGAINST EXPENSES

The Expenses of Indemnitees must be paid or reimbursed by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit, proceeding or claim described in Section 9.1 of this Article IX, to the fullest extent permitted by Nevada law.

9.3	INDEMNIFICATION OF EMPLOYEES AND OTHER PERSONS

The Corporation may, by action of the Board and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

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9.4	INSURANCE

The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

9.5	NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS

The rights of indemnification set out in this Article IX shall be in addition to, and not exclusive of, any other rights to which any Indemnitee may be entitled under the articles of incorporation, these bylaws any other agreement with the Corporation, any action taken by the stockholders or disinterested directors of the Corporation, or otherwise. The indemnification provided under this Article IX shall inure to the benefit of the heirs, executors and administrators of an Indemnitee.

9.6	AMENDMENT

The provisions of this Article IX may be amended as provided in Article X; provided, however, no amendment or repeal of such provisions which adversely affects the rights of a director or officer under this Article IX with respect to his or her acts or omissions prior to such amendment or repeal, shall apply to him or her without his or her consent.

ARTICLE X. AMENDMENTS

Subject to the limitations set forth in Section 9.6 of these bylaws or the provisions of the articles of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the number of directors then in office. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the articles of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

ARTICLE XI. FORUM SELECTION

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, any state court located in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any Internal Action (as defined in NRS 78.046(4)(c) or any successor statute). If any action, the subject matter of which is within the scope of the immediately preceding sentence, is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to

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the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten (10) days following such determination) or (B) any action arising under the Securities Act of 1933, as amended (the “Securities Act”). Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act, including all causes of action asserted against any defendant to such complaint.

To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article XI. This provision is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Furthermore, notwithstanding the foregoing, the provisions of this Article XI will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (x) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any paragraph of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (y) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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THE TRADE DESK, INC. 42 N. CHESTNUT STREET VENTURA, CA 93001

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TTD2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD], 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77093-TBD      KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRADE DESK, INC.

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

1.   The approval of the amendment and restatement of the articles of incorporation of The Trade Desk, Inc. to change the date all of the shares of Class B common stock will automatically convert into Class A common stock and to waive jury trials for internal actions in conformity with recent Nevada law updates.

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2.   The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

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NOTE: The proxies are authorized to transact such other business as may properly come before the meeting or at any and all adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on [TBD], 2025:

Stockholders who wish to view the Notice and Proxy Statement of The Trade Desk, Inc. on the Internet can view the 2025 Special Meeting materials at www.proxyvote.com or at investors.thetradedesk.com.

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THE TRADE DESK, INC.

Special Meeting of Stockholders

[TBD], 2025, [TBD] Pacific Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Laura Schenkein and Jay Grant, or either of them, as proxies, each with the power of substitution and resubstitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of THE TRADE DESK, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD] Pacific Time on [TBD], 2025, at www.virtualshareholdermeeting.com/TTD2025SM, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted (i) FOR Proposals 1 and 2, and (ii) in the discretion of the proxies, upon any such matters as may properly come before the meeting or any adjournment, continuation or postponement thereof.

Continued and to be signed on reverse side